                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to
     Section 240.14a-11(c) or Section 240.14a-12

                          TAPPAN ZEE FINANCIAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                     n/a
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                           TAPPAN ZEE FINANCIAL, INC.
                                75 NORTH BROADWAY
                               TARRYTOWN, NY 10591



                                                      June 30, 1997

Dear Shareholder:

         You are cordially invited to attend the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Tappan Zee Financial, Inc. ("Tappan Zee Financial" or the "Company"), the holding company for Tarrytowns Bank, FSB, Tarrytown, New York, which will be held on August 6, 1997, at 5:15 p.m., at the office of Tarrytowns Bank FSB, 75 North Broadway, Tarrytown, New York 10591.

         The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Tappan Zee Financial, as well as a representative of KPMG Peat Marwick LLP, the accounting firm appointed by the Board of Directors to be the Company's independent auditors for the fiscal year ending March 31, 1998, will be present at the Annual Meeting to respond to appropriate questions that our shareholders may have.

         The Board of Directors of Tappan Zee Financial has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interests of the Company and its shareholders and unanimously recommends a vote "FOR" each of these matters.

         Please complete, sign and return the enclosed proxy card promptly whether or not you plan to attend the Meeting. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO ATTEND AND TO VOTE PERSONALLY AT THE ANNUAL MEETING. EXAMPLES OF SUCH DOCUMENTATION INCLUDE A BROKER'S STATEMENT, LETTER OR OTHER DOCUMENT CONFIRMING YOUR OWNERSHIP OF SHARES OF THE COMPANY.

         On behalf of the Board of Directors and the employees of Tappan Zee Financial and Tarrytowns Bank, FSB, we thank you for your continued support and appreciate your interest.


                                           Sincerely yours,

                                           [facsimile signature]

                                           Stephen C. Byelick
                                           President and Chief Executive Officer

                           TAPPAN ZEE FINANCIAL, INC.
                                75 NORTH BROADWAY
                            TARRYTOWN, NEW YORK 10591
                                 (914) 631-0344

                  NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON AUGUST 6, 1997

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Tappan Zee Financial, Inc. (the "Company") will be held at the office of Tarrytowns Bank, FSB, 75 North Broadway, Tarrytown, New York 10591 on August 6, 1997 at 5:15 p.m., local time, to consider and vote upon:

                  1. The election of two directors for terms of three years each.

                  2. The approval of Amendment No. 2 to the Tappan Zee Financial, Inc. 1996 Stock Option Plan for Officers and Employees.

                  3. The approval of Amendment No. 2 to the Tappan Zee Financial, Inc. 1996 Stock Option Plan for Outside Directors.

                  4. The approval of Amendment No. 2 to the Tappan Zee Financial, Inc. 1996 Recognition and Retention Plan for Officers and Employees.

                  5. The approval of Amendment No. 2 to the Tappan Zee Financial, Inc. 1996 Recognition and Retention Plan for Outside Directors.

                  6. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending March 31, 1998; and

                  7. The authorization of the Board of Directors, in its discretion, to direct the vote of the proxies upon such other business as may properly come before the meeting, and any adjournment thereof, including, without limitation, a motion to adjourn the meeting. Management is not aware of any such business.

         The Board of Directors has fixed June 20, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A list of shareholders entitled to vote at the Annual Meeting will be available at Tappan Zee Financial, Inc., 75 North Broadway, Tarrytown, New York 10591 for a period of at least ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                                             By Order of the Board of Directors

                                             [facsimile signature]

                                             Harry G. Murphy
                                             Vice President and Secretary

Tarrytown, New York
June 30, 1997


         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. THE BOARD OF DIRECTORS URGES YOU TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. RETURNING THE PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

                           TAPPAN ZEE FINANCIAL, INC.

                             PROXY STATEMENT FOR THE
                       1997 ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON AUGUST 6, 1997

                               GENERAL INFORMATION

GENERAL

         This Proxy Statement and accompanying proxy card (the "Proxy Card") are being furnished to the shareholders of Tappan Zee Financial, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company from holders of the shares of the Company's issued and outstanding common stock, par value $.01 per share (the "Common Stock"), as of the close of business on June 20, 1997 (the "Record Date"), for the use at the 1997 Annual Meeting of Shareholders of the Company to be held on August 6, 1997 at the office of Tarrytowns Bank, FSB, 75 North Broadway, Tarrytown, New York 10591, at 5:15 p.m., local time, and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement, together with the enclosed Proxy Card, is first being mailed to shareholders on or about June 30, 1997.

         On October 5, 1995, the Company became the holding company for Tarrytowns Bank, FSB (the "Bank") upon completion of the conversion of the Bank from a mutual savings bank to a stock savings bank (the "Conversion"). The Company, a Delaware corporation, operates as a savings bank holding company for its wholly-owned subsidiary, the Bank.

RECORD DATE AND VOTING RIGHTS

         The Board of Directors of the Company has fixed the close of business on June 20, 1997 as the record date for the determination of the Company's shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting. On the Record Date, there were 1,497,062 shares of Common Stock issued and outstanding.

         Each holder of shares of Common Stock outstanding on the Record Date will be entitled to one vote for each share held of record upon each matter properly submitted at the Annual Meeting and at any adjournment or postponement thereof. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

         The Company's Certificate of Incorporation requires that no person (as defined therein, other than the Company or any compensation plan maintained by the Company) may directly or indirectly hold beneficial ownership of more than 10% of the issued and outstanding Common Stock (the "Limit"). As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of the Limit shall be entitled to one hundredth (1/100) of one vote per share for each share in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate as well as persons acting in concert with such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own Common Stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         All properly executed proxies received by the Company will be voted in accordance with the instructions indicated thereon. IF NO INSTRUCTIONS ARE GIVEN, EXECUTED PROXIES WILL BE VOTED FOR THE ELECTION OF THE TWO NOMINEES FOR DIRECTOR, AND FOR EACH OTHER PROPOSAL IDENTIFIED IN THE NOTICE OF ANNUAL MEETING. Management is not aware of any matters other than those set forth in the Notice of Annual Meeting that may be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying Proxy Card will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors of the Company.

         IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR RECORD HOLDER TO ATTEND AND TO VOTE PERSONALLY AT THE ANNUAL MEETING. Examples of such documentation include a broker's statement, letter or other document confirming your ownership of shares of the Company.

VOTE REQUIRED

         Directors are elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. The holders of Common Stock may not vote their shares cumulatively for the election of directors. Proposals 2, 3, 4, 5, 6 and 7 each requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented, in person or by proxy, and entitled to vote thereon.

         Shares as to which the "ABSTAIN" box has been selected on the Proxy Card with respect to all matters except the election of directors will be counted as present and entitled to vote and will have the effect of a vote against that proposal. In contrast, shares underlying broker non-votes will not be counted as present and entitled to vote and will have no effect on the vote on such matters presented.

REVOCABILITY OF PROXIES

         A proxy may be revoked at any time before it is voted by filing a written revocation of the proxy with the Secretary of the Company or by submitting a duly executed proxy bearing a later date. A proxy also may be revoked by attending and voting at the Annual Meeting, only if a written revocation is filed with the Secretary of the Annual Meeting prior to the voting of such proxy.

SOLICITATION OF PROXIES

         The Company will bear the costs of soliciting proxies from its shareholders. In addition to the use of mail, proxies may be solicited by officers, directors or employees of the Company and the Bank, by telephone or through other forms of communication. The Company will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for reasonable expenses incurred in connection therewith. In addition, the Company has retained Morrow & Co. to assist in the solicitation of proxies. The estimated cost of such solicitation is $3,500 plus expenses.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Certain terms of the stock options and restricted stock awards granted to directors, officers and employees of the Company and the Bank will be modified if shareholders approve the proposed Amendment No. 2 to each of the Tappan Zee Financial, Inc. 1996 Stock Option Plan for Officers and Employees (the "Employee Option Plan"), the Tappan Zee Financial, Inc. 1996 Stock Option Plan for Outside Directors (the "Outside Director Option Plan"), the Tappan Zee Financial, Inc. 1996 Recognition and Retention Plan for Officers and Employees (the "Employee RRP"), and the Tappan Zee Financial, Inc. 1996 Recognition and Retention Plan for Outside Directors (the "Outside Director RRP"). For complete descriptions of these Plans and Amendments No. 2, see "Proposal 2," "Proposal 3," "Proposal 4" and "Proposal 5."

                      PRINCIPAL SHAREHOLDERS OF THE COMPANY

         The following table sets forth, as of May 31, 1997, certain information as to the Common Stock beneficially owned by persons owning in excess of 5% of the outstanding shares of Common Stock. Management knows of no person, except as listed below, who beneficially owned more than 5% of the Company's outstanding shares of Common Stock as of May 31, 1997. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission ("SEC") and with the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Addresses provided are those listed in such filings as the address of the person authorized to receive notices and communications. Unless otherwise noted, each beneficial owner has sole voting and sole investment power over the shares beneficially owned. For purposes of the table below and the table set forth under "Stock Owned by Management," in accordance with Rule 13d-3 promulgated under the Exchange Act, a person is deemed to be the beneficial owner of any shares of Common Stock (1) over which he has or shares, directly or indirectly, voting or investment power, or (2) of which he has the right to acquire beneficial ownership at any time within 60 days after May 31, 1997. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of such shares.

                                                            Amount and Nature of               Percent of Common
                 Name and Address                           Beneficial Ownership               Stock Outstanding
                 ----------------                           --------------------               -----------------
The Employee Stock Ownership Plan Trust of                    129,600 shares(1)                      8.45%
Tappan Zee Financial, Inc. and Certain Affiliates
250 Park Avenue
New York, NY 10177

Endeavour Capital Partners, L.P.                              126,000 shares(2)                      8.21%
555 Madison Avenue
New York, NY 10022

BRT Realty Trust                                              106,950 shares(3)                      6.97%
60 Cutter Mill Road Suite 303
Great Neck, NY 11201

John Hancock Advisors, Inc.                                    87,500 shares(4)                      5.70%
P.O. Box 111
Boston, Mass 02117



---------------------

(1) The Company's Employee Stock Ownership Plan ("ESOP") is administered by a committee of the Company's Board of Directors. The ESOP's assets are held in a trust (the "ESOP Trust"), for which Marine Midland Bank serves as trustee (the "ESOP Trustee"). The ESOP Trust purchased these shares with funds borrowed from the Company in the Conversion. The shares purchased by the ESOP Trust are held in a suspense account for release and allocation to participants' accounts in annual installments. As of March 31, 1997, 20,184 shares held by the ESOP Trust have been allocated. The terms of the ESOP provide that, subject to the ESOP Trustee's fiduciary responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the ESOP Trustee will vote, tender or exchange shares of Common Stock held in the ESOP Trust and allocated to participants in accordance with instructions received from such participants. The ESOP Trustee will vote allocated shares as to which no instructions are received and any shares that have not been allocated to participants' accounts in the same proportion as it votes the allocated shares with respect to which the ESOP Trustee receives instructions. The ESOP Trustee will tender or exchange any shares in the suspense account or that otherwise have not been allocated to participants' accounts in the same proportion as the allocated shares with respect to which the ESOP Trustee receives instructions are tendered or exchanged. With respect to allocated shares as to which no instructions are received, the ESOP Trustee will be deemed to have received instructions not to tender or exchange such shares. Except as described above, the ESOP committee of the Company's Board of Directors (the "ESOP Committee") has sole investment power, except in limited circumstances, but no voting power over all Common Stock held in the ESOP Trust.

(2)      Endeavor Capital Partners L.P. ("Endeavor") filed with the SEC a
         Schedule 13D, dated as of October 17, 1995. Based on Endeavor's
         Schedule 13D, it has shared voting and investment power over the 126,000 shares with Michael J. Katz and Laurence M. Austin, the general partners of Endeavour. Endeavor is a privately-owned investment partnership.

(3) BRT Realty Trust ("BRT") filed with the SEC a Schedule 13D, dated as of June 2, 1997. Based on BRT's Schedule 13D, BRT has sole voting and investment power over the 106,950 shares. BRT is a privately-owned Massachusetts business trust, intended to qualify as a Real Estate Investment Trust.

(4) John Hancock Advisors, Inc ("JHA") filed with the SEC a Schedule 13G, dated as of January 28, 1997. Based on JHA's Schedule 13G, JHA is the investment advisor for The John Hancock Bank and Thrift Opportunity Fund, a closed-end diversified management company that holds 30,000 of the shares indicated, and the John Hancock Regional Bank Fund, an open-end diversified management company that holds the remaining 57,500 shares. As investment advisor, JHA has sole voting and investment power over the 87,500 shares.

                            STOCK OWNED BY MANAGEMENT

         The following table sets forth information as of May 31, 1997 with respect to the shares of Common Stock beneficially owned by each director of the Company, each Named Executive Officer identified in the Summary Compensation Table, included elsewhere herein, and by all directors and executive officers as a group.

                                                                     Amount and Nature               Percent of
                                   Position with                       of Beneficial                Common Stock
        Name                      the Company (1)                 Ownership(2)(3)(4)(5)(6)         Outstanding (7)
        ----                      ---------------                 ------------------------         ---------------
Stephen C. Byelick         President and Chief Executive                 39,286  (8)                     2.55%
                           Officer and Director

Harry G. Murphy            Vice President and Secretary                  30,264  (9)                     1.96%
                           and Director

John T. Cooney             Director                                      11,860                            *

Marvin Levy                Director and Chairman                          9,860 (10)                       *

Gerald L. Logan            Director                                       9,360                            *

Kevin J. Plunkett          Director                                      10,960 (11)                       *

Paul R. Wheatley           Director                                       8,360 (12)                       *

All directors and
executive officers as a
group (7 persons)                                                       234,141                         15.02%

------------------

* Less than one percent


(1)      Titles are for both the Company and the Bank.

(2) See "Principal Shareholders of the Company" for a definition of "beneficial ownership." All persons shown in the above table have sole voting and investment power, except as otherwise indicated.

(3) Includes 16,200 shares of restricted stock awarded to each of Mr. Byelick and Mr. Murphy under the Employee RRP, as to which each has sole voting power but no investment power and 3,240 shares of restricted stock awarded to each of Messrs. Cooney, Levy, Logan, Plunkett and Wheatley under the Outside Director RRP, as to which each has sole voting power but no investment power.

(4) Includes 8,100 shares subject to options granted to each of Mr. Byelick and Mr. Murphy pursuant to the Employee Option Plan which may be acquired within 60 days after May 31, 1997 and 1,620 shares subject to options granted to each of Messrs. Cooney, Levy, Logan, Plunkett and Wheatley under the Outside Director Option Plan which may be acquired within 60 days from May 31, 1997. Does not include the 32,400 shares subject to options granted to each of Mr. Byelick and Mr. Murphy pursuant to the Employee Option Plan which are not currently exercisable and will not become exercisable within the next 60 days. Also does not include the 6,480 shares subject to options granted to each of Messrs. Cooney, Levy, Logan, Plunkett and Wheatley which are not currently exercisable and will not become exercisable in the next 60 days.

(5) The figures shown include shares held in trust pursuant to the ESOP that have been allocated as of May 31, 1997 to individual accounts as follows: Mr. Byelick, 3,986 shares, Mr. Murphy 2,864 shares and all directors and executive officers as a group, 6,850 shares. Such persons have voting power (subject to the legal duties of the trustee) but no investment power, except in limited circumstances, as to such shares. The figures shown for Messrs. Byelick and Murphy do not include 109,416 shares held in trust pursuant to the ESOP that have not been allocated to any individual's account and as to which Messrs. Byelick and Murphy share voting power with other ESOP participants. Also not included are 4,775 shares purchased by the Bank's tax-qualified defined benefit pension plan ("Pension Plan"). The figures shown for all directors and executive officers as a group includes such 109,416 shares as to which the members of the Company's ESOP Committee (consisting of Messrs. Plunkett, Logan and Wheatley) may be deemed to have sole investment power, except in limited circumstances, thereby causing each such committee member to be deemed a beneficial owner of such shares. Each of the members of the ESOP Committee disclaims beneficial ownership of such shares. The figures shown for all directors and executive officers as a group also includes the 4,775 shares as to which the members of the Bank's Pension Committee (composed of Messrs. Byelick, Murphy, Plunkett and Wheatley) may be deemed to have sole investment power except in limited circumstances, thereby causing each committee member to be deemed a beneficial owner of such shares. Each member of the Pension Committee disclaims beneficial ownership of such shares.

(6) The figures shown include shares held under the Tarrytowns Bank, FSB Directors' Deferred Compensation Plan that have been allocated as of December 31, 1996 to individual accounts as follows: Mr. Murphy, 1,050 shares, Mr. Levy, 1,500 shares and all directors and executive officers as a group, 2,550 shares. Such persons have sole voting and investment power as to such shares.

(7) Percentages with respect to each person or group of persons have been calculated on the basis of 1,534,062 shares of Common Stock, the number of shares of Common Stock outstanding as of May 31, 1997, plus the number of shares of Common Stock which such person or group has the right to acquire within 60 days after May 31, 1997 by the exercise of such options.

(8) Includes 4,000 shares as to which Mr. Byelick may be deemed to share voting power, but has no investment power.

(9) Includes 550 shares as to which Mr. Murphy may be deemed to share voting power, but has no investment power.

(10) Includes 1,000 shares as to which Mr. Levy may be deemed to share voting power, but has no investment power.

(11) Includes 6,100 shares as to which Mr. Plunkett may be deemed to share voting power, but has no investment power.

(12) Includes 3,000 shares as to which Mr. Wheatley shares voting and investment power and 500 shares as to which Mr.Wheatley may be deemed to share voting power, but has no investment power.

                     --------------------------------------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

                     --------------------------------------

ELECTION OF DIRECTORS

         The Certificate of Incorporation and Bylaws of the Company provide for the election of directors by the shareholders. For this purpose, the Board of Directors of the Company is divided into three classes, as nearly equal in number as possible. The terms of office of the members of one class expire, and a successor class is to be elected, at each annual meeting of shareholders. There are currently seven directors of the Company.

         The terms of two directors expire at the Annual Meeting. Each of the two incumbent directors, Gerald L. Logan and Harry G. Murphy, has been nominated by the Nominating Committee to be re-elected at the Annual Meeting for a three-year term expiring at the annual meeting of shareholders in 2000. The terms of the remaining two classes of directors expire at the Company's annual meetings of shareholders to be held in 1998 and 1999, respectively, or when their successors are otherwise duly elected. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

         In the event that any nominee for election as a director at the Annual Meeting is unable or declines to serve, which the Board of Directors has no reason to expect, the persons named as proxies in the Proxy Card will vote for a substitute nominee designated by the present Board of Directors.

         Information as to Nominees and Continuing Directors. The following table sets forth certain information with respect to each nominee for election as a director and each director whose term does not expire at the Annual Meeting ("Continuing Director"). There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. For information with respect to the security ownership of directors, see "Stock Owned by Management."

                                                 DIRECTOR           TERM               POSITION(S) HELD WITH THE
NOMINEES                           AGE(1)        SINCE(2)          EXPIRES               COMPANY AND THE BANK
--------                           ------        --------          -------               --------------------
Gerald L. Logan                     59             1990             1997         Director of the Company and the Bank

Harry G. Murphy                     40             1989             1997         Vice President and Secretary and
                                                                                 Director of the Company and the Bank
CONTINUING
DIRECTORS
----------
Stephen C. Byelick                  72             1983             1998         President and Chief Executive
                                                                                 Officer and Director of the Company
                                                                                 and Bank

John T. Cooney                      62             1982             1998         Director of the Company and the Bank

Marvin Levy                         71             1980             1999         Director and Chairman of the Company
                                                                                 and the Bank

Kevin J. Plunkett                   47             1990             1999         Director of the Company and the Bank

Paul R. Wheatley                    66             1989             1999         Director of the Company and the Bank

---------------------

(1)      As of April 30, 1997.

(2) Includes service as a Director or Director Emeritus of Tarrytowns Bank, FSB and its predecessor, Tarrytown and North Tarrytown Saving and Loan Association.

         The principal occupation and business experience of each nominee for election as director and each Continuing Director is set forth below.

NOMINEES FOR ELECTION AS DIRECTOR

         Gerald L. Logan has served as a Director of the Company since its formation in 1995 and has been a Director of the Bank since 1990. Since 1995, Mr. Logan has been a registered representative of The Windmill Group, Inc., a financial planning firm. Mr. Logan was employed as a vice president of Axe-Houghton Management, an investment management firm from 1954 to 1992. Mr. Logan has been a member of the National Association of Securities Dealers, Inc. since 1958. Mr. Logan is also associated with USF&G-AHM, an insurance company, as a consultant.

         Harry G. Murphy has served as Vice President and Secretary and Director of the Company since its formation in 1995. Mr. Murphy has been a Vice President of the Bank since 1983, Vice President and Secretary of the Bank since 1987 and a Director of the Bank since 1989. Mr. Murphy is also the Community Reinvestment Officer of the Bank. Prior to 1983, Mr. Murphy was an assistant treasurer with The Bank of New York.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR ELECTION AS DIRECTORS

CONTINUING DIRECTORS

         Stephen C. Byelick has served as President and Chief Executive Officer of the Company since its formation in 1995 and has been a Director or Director Emeritus of the Bank and its Chief Executive Officer since 1983. Prior to 1983, Mr. Byelick was a vice president with The Bank of New York, serving in a variety of functions including branch management, lending and marketing.

         John T. Cooney has served as a Director of the Company since its formation in 1995 and has been a Director of the Bank since 1982. Mr. Cooney is a Vice President of County Asphalt Inc., a manufacturer of asphalt paving materials, and has been with this company for more than 25 years. Mr. Cooney is also a Vice President of Westchester Industries, Inc., a real estate and holding corporation, and a partner in Cooney Realty Co., a real estate partnership, and has been with such entities for greater than 25 years.

         Marvin Levy has served as a Director and Chairman of the Company since its formation in 1995, a Director of the Bank since 1980 and Director and Chairman of the Board of the Bank since 1990. Mr. Levy is a C.P.A. and has been the President of Greller and Company P.C., a professional corporation of certified public accountants, for in excess of 25 years.

         Kevin J. Plunkett has served as a Director of the Company since its formation in 1995 and has been a Director of the Bank since 1990. Mr. Plunkett has been a practicing attorney since 1975. Mr. Plunkett was an Assistant District Attorney, Felony Trial Division, of Westchester County from 1975 to 1979 and was an Acting Village Justice for the Village of Tarrytown from 1985 to 1987. He is the Village Attorney for the Village of Irvington, N.Y. and the Village of Dobbs Ferry, N.Y. Mr. Plunkett is currently a member in the law firm of Plunkett & Jaffe, P.C., with offices in White Plains, New York City and Albany. He is a member of the Board of Trustees of Iona College, New Rochelle, New York.

         Paul R. Wheatley has served as a Director of the Company since its formation in 1995 and has been a Director of the Bank since 1989. Mr. Wheatley was President of Beck & Wheatley Inc., an insurance agency and real estate brokerage concern, from 1970 until his retirement in 1993.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS OF THE COMPANY

         The Board of Directors meets on a monthly basis and may have additional special meetings upon the request of the Chairman of the Board. The Company's Board of Directors met 17 times during the fiscal year ended March 31, 1997. No director attended fewer than 75% of the total number of Board meetings and committee meetings of which such director was a member.

         The Board of Directors of the Company has established the following committees:

         The Executive Committee consists of all members of the Board of Directors. The purpose of this committee is to monitor and manage the Company's interest rate risk against Board and regulatory standards and coordinate such interest rate risk management with the Company's operating plan. This committee, from time to time, also reviews regulatory issues and reports of regulatory examinations. This committee meets as requested by the Board of Directors. The Company did not call Executive Committee meetings solely for these specific functions during fiscal 1997 but instead dealt with these responsibilities at regular and special meetings of the Company's and the Bank's board of directors.

         The Compensation Committee consists of Messrs. Plunkett (Chairman), Logan and Wheatley. This committee establishes the compensation of the Chief Executive Officer, approves the compensation of other officers, and determines compensation and benefits to be paid to employees of the Bank. The committee meets yearly and as requested by the Board of Directors. The Compensation Committee of the Company met once in fiscal 1997. In addition, the Compensation Committee of the Bank, which committee consists of the same board members as the Company's Compensation Committee, met five times during fiscal 1997.

         The Examining and Audit Committee consists of Messrs. Logan (Chairman), Cooney and Wheatley. The Bank's Internal Auditor reports to this committee. The purpose of this committee is to provide assurance that the Company's internal controls are adequate and that financial disclosures made by management portray the Bank's financial condition and results of operations. The committee is responsible for the classification of assets and the establishment of adequate valuation allowances. The committee also maintains a liaison with the outside auditors and reviews the adequacy of internal controls. The committee meets at least annually or as called by the Committee Chairman. The Examining and Audit Committee met once in fiscal 1997. In addition, the Examining and Audit Committee of the Bank met twelve times during fiscal 1997.

         The Nominating Committee consists of Messrs. Cooney (Chairman), Byelick, Plunkett and Wheatley. The nominating committee nominates candidates for the election of directors. The committee meets as called by the Committee Chairman. This committee met once during fiscal 1997 and on April 28, 1997, to select the nominees for election as directors at the Annual Meeting. In accordance with the Company's Bylaws, no nominations for election as director, except those made by the Nominating Committee, shall be voted upon at the Annual Meeting unless properly made by a shareholder in accordance with the procedures set forth below under "Additional Information -- Notice of Business to be Conducted at Annual Meeting."

COMPENSATION OF DIRECTORS

         Fee Arrangements. Currently, each outside director of the Company receives a fee of $500 per meeting attended. All committee members receive a fee of $200 for attendance at each committee meeting, with the exception of members of the Examining and Audit Committee. The Chairman and members of the Examining and Audit Committee receive a fee of $100 and $50, respectively, for each committee meeting attended. When the Company's Board and the Bank's Board meet on the same day, only one meeting fee is paid to any director. In such a circumstance, the meeting fee is paid by the Bank.

         Directors' Retirement Plan. The Company has adopted a non-qualified Retirement Plan for Outside Directors of the Company and the Bank (the "Directors' Retirement Plan"), which will provide benefits to each eligible Outside Director commencing on his termination of Board service at or after age
65. Each Outside Director who served or agreed to serve as an Outside Director subsequent to the completion of the Conversion automatically became a participant in the Plan unless prior to, on or after such date, the Outside Director elected to participate in the Deferred Compensation Plan described below. In such case, the Outside Director will be deemed to have irrevocably waived his benefits under the Directors' Retirement Plan. An eligible Outside Director retiring at or after age 65 will be paid an annual retirement benefit equal to the amount of the aggregate compensation for services as a director (excluding stock compensation) paid to him for the 12-month period immediately prior to his termination of Board service, multiplied by a fraction, the numerator of which is the number of his years of service as an Outside Director (including service as a director or trustee of the Bank or any predecessor) and the denominator of which is 10. An individual who terminates Board service after having served as an Outside Director for 10 years may elect to begin collecting benefits under the Directors' Retirement Plan at or after attainment of age 50, but the annual retirement benefits payable to him will be reduced pursuant to the Plan's early retirement reduction formula to reflect the commencement of benefit payments prior to age 65. An Outside Director may elect to have his benefits distributed in any one of the following forms: (i) a single life annuity; (ii) a 50% or 100% joint and survivor annuity; or (iii) a single life annuity with a 5, 10, or 15 year guaranteed term. In the event an Outside Director dies prior to the commencement of benefit payments under the Directors' Retirement Plan, a 50% survivor annuity will automatically be paid to his surviving spouse.

         Deferred Compensation Plan for Directors. The Company has established a non-qualified Deferred Compensation Plan for directors of the Bank or the Company pursuant to which directors may defer all or part of the compensation received for their services to the Company or the Bank and its affiliated companies (including compensation paid to an officer-director for service as an officer). Any director who elects to participate in the Deferred Compensation Plan will be deemed to have irrevocably waived his benefits under the Directors' Retirement Plan. Compensation deferred is applied to either the purchase of investments (including shares of Common Stock of the Company) for the account of the director, in which case the amount of deferred benefits payable is based on the investment performance of the investments made, or the compensation deferred is used to purchase a life insurance policy, in which case the amount of deferred benefits payable is based on the value to the Bank of expected death benefit proceeds. Deferred benefits are paid in installments over a period of ten years beginning upon termination of service as a director. In the event a director dies prior to the complete distribution of his account in the Deferred Compensation Plan, the remainder will be paid in a single sum payment to his designated beneficiary. In the event of a change in control, the Plan requires full funding of any life insurance contracts previously purchased. The Bank has established a trust fund with an independent fiduciary (the "Trustee") for the purpose of accumulating funds to be used to satisfy its obligations under the Deferred Compensation Plan. The Trustee will vote any shares of Common Stock purchased for a participant's account in the Deferred Compensation Plan in accordance with the directions given by such participant.

         Outside Directors' Option Plan and Outside Directors' RRP. The Outside Director Option Plan and Outside Director RRP were adopted by the Board of Directors of the Company and subsequently approved by the Company's shareholders at the last annual meeting (the "1996 Annual Meeting.") In general, only non-employee directors of the Company and the Bank are eligible to participate and receive awards under these Plans. On the effective date of the Outside Director Option Plan, each Eligible Director was granted a non-qualified stock option to purchase 8,100 shares of Common Stock. These options are scheduled to vest at the rate of 20% per year, over a five-year period and will become immediately exercisable upon a Director's death or disability. Pursuant to the proposed Amendment No. 2 to the Outside Director Option Plan, these options will also become immediately exercisable upon the "retirement" of an Eligible Director or a "change in control" of the Company, as such terms are defined in the Outside Director Option Plan. Similarly, on the effective date of the Outside Director RRP, restricted stock awards were granted to each Eligible Director with respect to 3,240 shares of Common Stock. These awards are also scheduled to vest in 20% increments over a five-year period, with accelerated vesting to occur in the event of the Director's death or disability. Pursuant to the proposed Amendment No. 2 to the Outside Director RRP, awards made under this Plan will also become automatically vested upon the "retirement" of the Eligible Director or a "change in control" of the Company as such terms are defined in the Plan.

         For complete descriptions of the Outside Director Option Plan and the Outside Director RRP and the proposed Amendments to these Plans, see "Proposal 3" and "Proposal 5."


EXECUTIVE OFFICERS

         The following individuals are executive officers of the Company and hold the offices set forth below opposite their names. There are no executive officers of the Company who are not also directors.


NAME                            POSITIONS HELD WITH THE COMPANY

Stephen C. Byelick              President and Chief Executive Officer

Harry G. Murphy                 Vice President and Secretary


         The executive officers of the Company are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation or removal by the Board of Directors. The Company has entered into an Employment Agreement with its executive officers which sets forth the terms of their employment. See "-- Employment Agreements."

         Since the formation of the Company, none of the executive officers or other employee personnel has received remuneration from the Company.

SUMMARY COMPENSATION TABLE

         The following table sets forth the cash compensation paid by the Company and the Bank for services rendered in all capacities during the fiscal year ended March 31, 1997 and for the two preceding fiscal years, to the Chief Executive Officer and the executive officers of the Company and the Bank whose annual salary and bonus for such fiscal year was in excess of $100,000 ("Named Executive Officers").



                                                                            LONG TERM COMPENSATION
                                                                     ------------------------------------
                                         ANNUAL COMPENSATION                   AWARDS             PAYOUTS
                                  --------------------------------   --------------------------   -------
                                                                                    OPTIONS/
                                                         OTHER       RESTRICTED      STOCK
                                                         ANNUAL        STOCK      APPRECIATION     LTIP       ALL OTHER
NAME AND PRINCIPAL                SALARY      BONUS   COMPENSATION     AWARDS        RIGHTS       PAYOUTS    COMPENSATION
    POSITIONS           YEAR      ($)(1)       ($)       ($)(2)       ($) (3)    ("SARs")(#)(4)     ($)          ($)(5)
------------------      ----      ------      -----   ------------   ----------  --------------   -------    ------------
Stephen C. Byelick,     1997     $154,500    $17,290       --         $188,325       40,500          --         $42,674
President and           1996     $158,567    $18,083       --               --           --          --         $11,110
Chief Executive         1995     $144,300    $17,100       --               --           --          --              --
Officer

Harry G. Murphy,        1997     $ 95,000    $12,220       --         $188,325       40,500          --         $30,656
Vice President          1996     $ 97,900    $12,530       --               --           --          --         $ 7,687
and Secretary           1995     $ 97,400    $11,700       --               --           --          --              --

---------------------

(1) Includes compensation under the Deferred Compensation Plan for Directors and, for the period prior to the Company's stock conversion in 1996 and in 1995, fees earned as a director of the Bank.

(2) For 1997, 1996 and 1995, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.

(3) Includes 16,200 shares granted to each of Mr. Byelick and Mr. Murphy pursuant to the Employee RRP approved by shareholders at the 1996 Annual Meeting. The value of the 16,200 share award as shown in the table above is based on a per share price of $11.625, the final quoted sales price of a share on the date of the award. Stock awards vest in five equal installments on the first, second, third, fourth and fifth anniversaries of the grant date, subject to earlier vesting upon termination of employment. In the case of termination of employment due to death or disability, all shares granted become immediately vested. At March 31, 1997, the aggregate value of Mr. Byelick's and Mr. Murphy's restricted share awards was $230,850, based on the final quoted sales price of $14.25 per share as of such date.

(4) Includes 40,500 shares subject to options granted to each of Mr. Byelick and Mr. Murphy pursuant to the Employee Option Plan approved by shareholders at the 1996 Annual Meeting. At March 31, 1997, none of the options held by Mr. Byelick and Mr. Murphy under the Employee Option Plan to purchase shares of Common Stock at the exercise price of $11.625 per share were exercisable. On July 11, 1997, 8,100 of the options granted to Mr. Byelick and Mr. Murphy will first become exercisable. The options granted under the Employee Option Plan are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended ("Code") to the maximum extent possible and any options that do not so qualify will constitute non-qualified stock options. The Employee Option Plan provides for options to become exercisable in five equal installments on the first, second, third, fourth and fifth anniversaries of the grant date and to generally remain exercisable until the tenth anniversary of the grant date, subject to earlier expiration upon termination of employment. In the case of death or disability, all options granted become immediately exercisable.

(5) Includes shares of Common Stock allocated to the accounts of Messrs. Byelick and Murphy, pursuant to the ESOP. Mr. Byelick was allocated 3,132 shares in fiscal 1997 and 880 shares in fiscal 1996. Mr. Murphy was allocated 2,250 shares in fiscal 1997 and 609 shares in fiscal 1996. The value of the shares were based on a price per share of $13.375 and $12.625 respectively, the final quoted sales price of the Common Stock on the Nasdaq Stock Market on December 31, 1996 and December 31, 1995, the dates of allocation.

REPORT OF COMPENSATION COMMITTEE

         The following Report of the Company's Compensation Committee is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this Report shall not be deemed "soliciting material" filed with the SEC subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Tappan Zee Financial, Inc. (the "Company") was formed in 1995 for the purpose of becoming the holding company for Tarrytowns Bank, FSB (the "Bank") in a stock conversion that took effect in October 1995. For the fiscal year ended March 31, 1997, substantially all of the business of the Company was conducted through the Bank. During such fiscal year, the Company's Chief Executive Officer and other executive officers also served as the Chief Executive Officer and executive officers, respectively, of the Bank and performed substantially all of their services in connection with the management and operation of the Bank. As a result, all compensation of the Chief Executive Officer and all other executive officers for such period was paid by the Bank and determined by the Board of Directors of the Bank on the recommendation of its Compensation Committee (the "Bank Compensation Committee"). The Board of Directors of the Bank accepted without modification all of the Bank Compensation Committee's recommendations on executive compensation for the fiscal year ended March 31, 1997. The composition of the Bank Compensation Committee is the same as that of the Company's Compensation Committee.

         It is the Company's policy to compensate its executive officers, either directly or through its affiliates, using a combination of cash compensation (consisting of base salary and discretionary cash bonuses) and fringe benefit plans. These elements are intended to provide an overall compensation package that is commensurate with the Company's financial resources, that is appropriate to assure the retention of experienced management personnel and to align their financial interests with those of the Company's shareholders, and that is responsive to the immediate and long-term needs of executive officers and their families. The compensation practices of other savings and community banks in the New York City metropolitan area are considered in establishing the overall level of compensation and the components of the compensation package; however, it has not been a goal or policy to set compensation at levels designed to achieve a predetermined percentile ranking among an identified group of peer institutions.

         For the fiscal year ended March 31, 1997, base salaries of all executive officers were set at levels determined, in the subjective judgment of the Bank Compensation Committee, to be commensurate with the executive officers' customary respective duties and responsibilities and to enable them to maintain appropriate standards of living within their communities. The Compensation Committee recognizes the significant additional efforts required of the Chief Executive Officer and other executive officers of the Bank and the Company in bringing about the Bank's successful stock conversion and the Company's initial public offering. It also recognizes that successfully managing and operating a public company entails additional ongoing duties and responsibilities for each executive officer. No additional cash compensation was awarded on this basis. It is the Compensation Committee's judgment that such compensation will take the form of stock-based compensation under the long-term stock benefit plans approved by the shareholders at the 1996 Annual Meeting. In this connection, during fiscal 1997, the Bank discontinued its prior practice of granting lump sum salary supplements during each fiscal year. The discontinuation of this practice resulted in a reduction in the regular base salaries of the Named Executed Officers.

         After shareholder approval of the Company's stock-based incentive compensation plans at the 1996 Annual Meeting, certain recurring base salary adjustments were eliminated that decreased base salary amounts for executives by approximately 2.5% when compared to the prior year's levels. Discretionary bonuses for the fiscal year ended March 31, 1997 were determined, in the subjective judgment of the Bank Compensation Committee, with the intention of rewarding effort, performance and results at levels above and beyond those assumed in establishing base salary rates. Fringe benefit plans, consisting of a pension plan and group insurance coverage, are designed to provide for the health and welfare of the executives and their families and as well as for their long-term financial needs. In addition, all executive officers participated in the Company's ESOP for the calendar plan year ended December 31, 1996. Each executive officer has an individual account within the ESOP Trust which is invested primarily if not exclusively in employer securities, with the result that a portion of each executive officer's long-term retirement savings is tied to the performance of the Bank and the Company.

         The determination of the Chief Executive Officer's compensation for the fiscal year ended March 31, 1997 was based on the same general principles applied to other executive officers and resulted in a similar adjustment in base salary due to the implementation of the stock-based incentive compensation plans approved by the Company's shareholders at the 1996 Annual Meeting.


                                                  COMPENSATION COMMITTEE OF
                                                  TAPPAN ZEE FINANCIAL, INC.

                                                  Kevin J. Plunkett, Chairman
                                                  Gerald L. Logan, Member
                                                  Paul R. Wheatley, Member


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         There are no other interlocks, as defined under the rules and regulations of the SEC, between the Compensation Committee and corporate affiliates of members of the Compensation Committee or otherwise. The Compensation Committee consists of Messrs. Plunkett (Chairman), Logan and Wheatley.

PERFORMANCE GRAPH

         Pursuant to the regulations of the SEC, the graph below compares the performance of the Company with that of the Center for Research for Securities Prices of the University of Chicago ("CRSP") Total Return Index for the Nasdaq Stock Market, United States and the CRSP Financial Stock Total Return Index for the Nasdaq Stock Market from October 5, 1995, the date of the Conversion, through March 31, 1997. On October 5, 1995, the Bank completed the Conversion and the Company offered 1,620,062 of shares of its Common Stock at a subscription price of $10.00 per share. Immediately thereafter, the Common Stock began trading on the Nasdaq Stock Market. The graph assumes the reinvestment of dividends in additional shares of the same class of equity securities as those listed below.

Performance Graph             10/05/95   10/31/95   12/31/95   3/31/96   06/30/96   09/30/96   12/31/96   03/31/97
-----------------             --------   --------   --------   -------   --------   --------   --------   --------
Total Return Nasdaq
  Stock Market (U.S.)......    99.830     99.427    101.220    105.948   114.792    119.356    122.992    111.231
Nasdaq Financial Stocks....   100.164    100.443    107.279    111.610   114.082    123.297    128.171    128.532
Tappan Zee Financial, Inc.
  "Total Return"...........   100.000    120.000    126.250    120.500   121.000    126.500    138.250    145.000


THERE CAN BE NO ASSURANCE THAT STOCK PERFORMANCE WILL CONTINUE INTO THE FUTURE WITH THE SAME OR SIMILAR TRENDS TO THOSE DEPICTED IN THE GRAPH ABOVE.

EMPLOYMENT AGREEMENTS

         The Company and the Bank have entered into employment agreements (collectively, the "Employment Agreements") with Messrs. Byelick and Murphy (the "Senior Executive(s)"). These Employment Agreements establish the respective duties and compensation of the Senior Executives and are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of the Senior Executives.

         The Employment Agreements provide for three-year terms. The Bank's Employment Agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may, with the Senior Executive's concurrence, extend its Employment Agreements for an additional year, so that the remaining terms shall be three years, after conducting a performance evaluation of the Senior Executive. The Company's Employment Agreements provide for automatic daily extensions such that the remaining terms of the Employment Agreements shall be three years unless written notice of non-renewal is given by the Board of Directors or the Senior Executive. The Employment Agreements provide that the Senior Executive's base salary will be reviewed annually. It is anticipated that this review will be performed by the Compensation Committee of the Board and the Senior Executive's base salary may be increased on the basis of his job performance and the overall performance of the Company and the Bank. As of May 31, 1997, the base salaries for Messrs. Byelick and Murphy are $159,000 and $98,000, respectively. In addition to base salaries, the Employment Agreements provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as a company car and fees for club and organization memberships deemed appropriate by the Bank or Company and the Senior Executive. The Employment Agreements provide for termination by the Bank or the Company at any time for cause as defined in the Employment Agreements. In the event the Bank or the Company chooses to terminate the Senior Executive's employment for reasons other than for cause, or in the event of the Senior Executive's resignation from the Bank and the Company upon: (i) failure to re-appoint, elect or re-elect the Senior Executive to his current offices; (ii) a material adverse change in the Senior Executive's functions, duties or responsibilities; (iii) a relocation of the Senior Executive's principal place of employment outside Westchester County without the Senior Executive's consent;
(iv) a liquidation or dissolution of the Bank or the Company; (v) a change of control (as defined in the Employment Agreements); or (vi) a breach of the Employment Agreement by the Bank or the Company, the Senior Executive or, in the event of death, his beneficiary would be entitled to a lump sum cash payment in an amount equal to the remaining base salary and bonus payments due to the Senior Executive and the additional contributions or benefits that would have been earned under any employee benefit plans of the Bank or the Company during the remaining terms of the Employment Agreements. The Bank and the Company would also continue the Senior Executive's life, health and disability insurance coverage for the remaining terms of the Employment Agreements.

         Payments to the Senior Executives under the Bank's Employment Agreements will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. To the extent that payments under the Company's Employment Agreements and the Bank's Employment Agreements are duplicative, payments due under the Company's Employment Agreements would be offset by amounts actually paid by the Bank. Senior Executives would be entitled to reimbursement of certain costs incurred in negotiating, interpreting or enforcing the Employment Agreements. Each Employment Agreement also provides for the Bank and the Company to indemnify the Senior Executive to the fullest extent allowable under federal and Delaware law, respectively.

         Cash and benefits paid to a Senior Executive under the Employment Agreements together with payments under other benefit plans following a "change in control" of the Bank or the Company may constitute an "excess parachute" payment under Section 280G of the Code, resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company and the Bank. The Company's Employment Agreements each include a provision indemnifying each Senior Executive on an after-tax basis for any "golden parachute" excise taxes.

BENEFITS

         Retirement Plan. The Bank has maintained a non-contributory, tax-qualified defined benefit pension plan (the "Retirement Plan") for eligible employees, since 1957. All employees at least age 21 who have completed at least one year of service are eligible to participate in the Retirement Plan. The

Retirement Plan provides for a benefit for each participant, including executive officers named in the Summary Compensation Table above, equal to 2% of the participant's average annual earnings (average W-2 compensation during the highest 36 consecutive months of the participant's final 120 months of employment) multiplied by the participant's years (and any fraction thereof) of eligible employment (up to a maximum of 30 years). A participant is fully vested in his or her benefit under the Retirement Plan after five years of service. The Retirement Plan is funded by the Bank on an actuarial basis. The Plan is administered by the Pension Committee of the Bank's Board of Directors and operates on a calendar year basis. The Bank has established a trust for the Retirement Plan ("Retirement Plan Trust") and has appointed an unrelated trustee ("Trustee") to administer the Trust. Up to 10% of the Retirement Plan's assets may be invested by the Trustee in shares of the Common Stock, in such amounts and upon such terms and conditions as the Pension Committee may determine to be in the best interests of the Plan participants and beneficiaries. These shares may be acquired through open market purchases, if permitted, or from authorized but unissued shares. To date, the Retirement Plan has purchased 4,775 shares of Common Stock. These shares are held unallocated to any participants in the Retirement Plan Trust. The Trustee, subject to its fiduciary duty, will vote the shares of Common Stock held in the Retirement Plan Trust in accordance with the directions given by the Pension Committee.

         The following table illustrates the annual benefit payable upon normal retirement at age 65 (in single life annuity amounts with no offset for Social Security benefits) at various levels of compensation and years of service:


                                            YEARS OF SERVICE
                                            ----------------
   Remuneration(1)      15          20          25           30             35(4)
   ---------------   -------     -------     --------     --------        --------
     $125,000        $37,500     $50,000     $ 62,500     $ 75,000        $ 75,000
      150,000(2)      45,000      60,000       75,000       90,000          90,000
      175,000(2)      52,500      70,000       87,500      105,000         105,000
      200,000(2)      60,000      80,000      100,000      120,000(3)      120,000(3)

---------------------

(1) The annual retirement benefits shown in the table do not reflect a deduction for Social Security benefits and there are no other offsets to benefits. The amounts shown in the table include salary and bonus as reported in the Summary Compensation Table but do not include additional benefits payable to Messrs. Byelick and Murphy under the Deferred Compensation Plan for Directors. See "Deferred Compensation Plan for Directors."

(2) For 1996, the average final compensation for computing benefits under the Retirement Plan cannot exceed $150,000 (as adjusted for subsequent years pursuant to the Code).

(3) Under current law, the maximum annual benefit payable under the Retirement Plan cannot exceed $120,000 (as adjusted for subsequent years pursuant to the Code).

(4)      The maximum years of service credited for benefit purposes is 30 years.


         The years of credited service and the average annual earnings (as defined above) determined as of December 31, 1996, the end of the 1996 plan year, for each of Stephen C. Byelick and Harry G. Murphy, the Named Executive Officers listed in the Summary Compensation Table, were 14.0 years and $148,243 and 13.5 years and $101,041, respectively.

         Employee Stock Ownership Plan and Trust. The Company has established, and the Bank has adopted, for the benefit of eligible employees, an ESOP and related trust which became effective upon the Conversion. All employees of the Bank or the Company are eligible to become participants in the ESOP. The ESOP purchased, with funds borrowed from the Company, eight percent (8%) of the Common Stock

(129,600 shares) issued in the Conversion. The Company or the Bank intends to make annual contributions to the ESOP in an aggregate amount at least equal to the principal and interest requirement on the debt. The term of the ESOP loan is 10 years, with an interest rate of 8% per annum.

         Shares purchased by the ESOP are initially pledged as collateral for the loan, and are held in a suspense account until released for allocation among participants in the ESOP when the loan is repaid. The pledged shares are released annually from the suspense account in an amount proportional to the repayment of the ESOP loan for each plan year. The released shares are allocated among the accounts of participants on the basis of the participant's compensation for the year of allocation. Benefits generally become vested at the rate of 20% per year with 100% vesting after five years of service. Participants also become immediately vested upon termination of employment due to death, retirement at age 65, permanent disability or upon the occurrence of a change in control. Forfeitures are reallocated among remaining participating employees, in the same proportion as contributions. Vested benefits may be paid in a single sum or installment payments and are payable upon death, retirement at age 65, disability or separation from service.

         In connection with the establishment of the ESOP, the ESOP Committee of the Company's Board of Directors was appointed to administer the ESOP. Marine Midland Bank has been appointed the corporate trustee for the ESOP. The ESOP Committee may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock as long as such vote is in accordance with the provisions of ERISA.

         Employee Option Plan and Employee RRP. The Employee Option Plan and Employee RRP were adopted by the Board of Directors of the Company and approved by the shareholders of the Company at the 1996 Annual Meeting. The purpose of the Plans is to promote the growth of the Company and its affiliates by linking the incentive compensation of officers and key executives with the profitability of the Company. Options are granted to eligible officers and executives in such amounts and on such terms as may be determined by the Committee appointed to administer the Employee Option Plan. Restricted stock awards are awarded under the Employee RRP on a discretionary basis to eligible officers and executives. Option grants and restricted stock awards generally vest at the rate of 20% per year over a five-year period, with accelerated vesting to occur upon the grantee's death or disability. Under proposed Amendments No. 2 to the Employee Option Plan and Employee RRP, vesting will also be accelerated upon the "retirement" of an option holder or award recipient or upon the "change in control" of the Company, as such terms are defined in the Plans.

         For complete descriptions of the Employee Option Plan and the Employee RRP and the proposed Amendments to these Plans, see "Proposal 2" and "Proposal 4."

         The following table summarizes the grants that were made to the Named Executive Officers during fiscal 1997.

                     OPTION / SAR GRANTS IN FISCAL YEAR 1997


                                                   INDIVIDUAL GRANTS
                            --------------------------------------------------------------
                                                                                                 POTENTIAL REALIZABLE
                                             PERCENT OF                                            VALUE AT ASSUMED
                                               TOTAL                                                ANNUAL RATE OF
                              NUMBER OF       OPTIONS/                                               STOCK PRICE
                             SECURITIES         SARs                                               APPRECIATION FOR
                             UNDERLYING      GRANTED TO                                               OPTION TERM
                            OPTIONS/SARs    EMPLOYEES IN      EXERCISE OR
                               GRANTED       FISCAL YEAR       BASE PRICE       EXPIRATION         5%               10%
           NAME                  (#)             (%)         ($ PER SHARE)         DATE           ($)               ($)
-------------------------   -------------   ------------     -------------      ----------      -------          --------
STEPHEN C. BYELICK,            40,500            50%            $11.625          7/9/2006       296,091           750,354
  PRESIDENT AND
  CHIEF EXECUTIVE OFFICER

HARRY G. MURPHY,               40,500            50%            $11.625          7/9/2006       296,091           750,354
  VICE PRESIDENT
  AND SECRETARY

---------------------

(1) All options granted are qualified options which become exercisable in five equal installments on the first, second, third, fourth, and fifth anniversaries of the grant date and generally remain exercisable until the tenth anniversary of the grant date, subject to earlier expiration upon termination of employment. In the case of death or disability, all Options granted become immediately exercisable. If Amendment No. 2 to the Employee Option Plan is approved by shareholders, these options will also become immediately exercisable upon an option holder's "retirement" or a "Change in Control" of the Company, as such terms are defined in the Employee Option Plan. See "-- Employee Option Plan."

         The following table provides certain information with respect to the number of shares of Common Stock acquired through the exercise of, or represented by outstanding, stock options held by the Named Executive Officers on March 31, 1997. Also reported is the value for "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the fiscal year-end Common Stock price of $14.25 per share.


                                       NUMBER OF SECURITIES                    VALUE OF UNEXERCISED
                                      UNDERLYING UNEXERCISED                       IN-THE-MONEY
                                      OPTIONS/SARs AT FISCAL                  OPTIONS/SARs AT FISCAL
                                         YEAR-END (1) (2)                            YEAR-END
                                                #                                      ($)
         NAME                        EXERCISABLE / UNEXERCISABLE           EXERCISABLE / UNEXERCISABLE
-------------------------            ---------------------------           ---------------------------
Stephen C. Byelick,                          -- / 40,500                            -- / 106,313
  President and
  Chief Executive Officer

Harry G. Murphy,                             -- / 40,500                            -- / 106,313
  Vice President
  and Secretary

---------------------

(1) None of the Named Executive Officers exercised options during the fiscal year ended March 31, 1997.


(2) None of the outstanding stock options held by the Named Executive Officers were exercisable as of March 31, 1997.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, ("FIRREA") requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. It is the policy of the Bank not to make loans to executive officers and directors. As of the Record Date, none of the Bank's directors and executive officers had loans outstanding to the Bank. The Bank, however, may make loans or extend credit to certain persons related to executive officers and directors. All such loans were made by the Bank in the ordinary course of business and were not made with more favorable terms or involved more than the normal risk of collectible or presented unfavorable features. The Bank intends that any transactions in the future between the Bank and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Bank than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Bank not having any interest in the transaction.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of the Company's common stock to file with the SEC reports of ownership and changes of ownership. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Other than the annual statements of changes in beneficial ownership of securities on Form 5 for each officer and director, which were accurate in all respects but filed on May 16, 1997, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with.


                -------------------------------------------------

                                   PROPOSAL 2

                       APPROVAL OF AMENDMENT NO. 2 TO THE
                TAPPAN ZEE FINANCIAL, INC. 1996 STOCK OPTION PLAN
                           FOR OFFICERS AND EMPLOYEES

                -------------------------------------------------


GENERAL PLAN INFORMATION

         The Company's Board of Directors adopted the Tappan Zee Financial, Inc. 1996 Stock Option Plan For Officers and Employees ("Employee Option Plan") on March 25, 1996, subject to approval by the shareholders, and the shareholders approved the Plan on July 10, 1996 ("Effective Date"). Pursuant to regulations of the Office of the Thrift Supervision (the "OTS") applicable to stock option plans established or implemented within one year following the completion of a mutual-to-stock conversion, the Employee Option Plan contained certain restrictions and limitations, including among others: provisions requiring the vesting of options granted to occur no more rapidly than ratably over a five year period; and the resultant prohibition against accelerated vesting of option grants upon retirement of the optionee or the occurrence of a Change in Control (as defined in the Employee Option Plan) of the Company. In addition, OTS ruling positions may restrict the Company's ability to implement anti-dilutive provisions contained in the Employee Option Plan that would apply in the event that an extraordinary dividend, including a non-taxable return of capital, is to be paid to shareholders.

         OTS ruling positions permit the elimination of the provisions of the Employee Option Plan which reflect the restrictions and limitations described above, provided that shareholder approval therefor is obtained more than one year following the completion of the mutual-to-stock conversion. The Board of Directors has adopted amendments to the Employee Option Plan, subject to approval by shareholders of the Company, for the purpose of eliminating such restrictions and limitations (these changes to the Employee Option Plan are collectively referred to herein as "Amendment No. 2"). Amendment No. 2 does not increase the number of shares reserved for issuance under the Plan, decrease the price per share at which Options may be granted under the Plan or alter the classes of individuals eligible to participate in the Plan. In the event that Amendment No. 2 is not approved by shareholders at the Annual Meeting, Amendment No. 2 will not take effect, but the Employee Option Plan will remain in effect. The principal provisions of the Employee Option Plan, as it would be amended by Amendment No. 2, are described below. The full text of the Amendment No. 2 is set forth as Appendix A to this Proxy Statement, to which reference is made, and the summary of Amendment No. 2 provided below is qualified in its entirety by such reference.

PURPOSE OF THE EMPLOYEE OPTION PLAN

         The purpose of the Employee Option Plan is to promote the growth and profitability of the Company, to provide certain key officers and employees of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company. The Employee Option Plan provides for the grant of options to purchase common stock of the Company ("Options") to certain officers and employees of the Company.

DESCRIPTION OF THE EMPLOYEE OPTION PLAN

         Administration. A Committee consisting of members of the Compensation Committee of the Board (or any successor committee) or such other committee as the Board may designate ("Committee") administers the Employee Option Plan. Such Committee is comprised of at least two directors of the Company, and all directors on the Committee are "disinterested directors" (as that term is defined under Section 162(m) of the Code) who are not currently and have not at any time during the immediately preceding one-year period been an employee of the Company, the Bank or any affiliate. The Committee will determine, within the limitations of the Employee Option Plan, the officers and employees to whom Options will be granted, the number of shares subject to each Option, the terms of such Options (including provisions regarding exercisability and acceleration of exercisability) and the procedures by which the Options may be exercised. Subject to certain specific limitations and restrictions set forth in the Employee Option Plan, the Committee has full and final authority to interpret the Employee Option Plan, to prescribe, amend and rescind rules and regulations, if any, relating to the Employee Option Plan and to make all determinations necessary or advisable for the administration of the Employee Option Plan. The costs and expenses of administering the Employee Option Plan will be borne by the Company.

         Stock Subject to the Employee Option Plan. The Company has reserved 113,400 shares of the Common Stock (the "Shares") for issuance upon exercise of Options. Such Shares may be authorized and unissued shares or shares previously issued and reacquired by the Company. Any Shares subject to grants under the Employee Option Plan which expire or are terminated, forfeited or canceled without having been exercised or vested in full, shall again be available for purposes of the Employee Option Plan. As of May 31, 1997, the aggregate fair market value of the Shares reserved for issuance was $1,956,150, based on the closing sales price per share of Common Stock of $17.25 on The Nasdaq Stock Market as of such date.

         Eligibility. Any employee of the Company (or a participating affiliate) who is selected by the Committee is eligible to participate in the Employee Option Plan as an "Eligible Individual." As of May 31, 1997, there were two Eligible Individuals. Members of the Board or of the board of directors of the Bank who are not employees or officers of the Company or Bank are not eligible to participate in the Plan.

         Terms and Conditions of Options Granted to Officers and Employees. The Employee Option Plan provides for the grant of Options which qualify for favorable federal income tax treatment as "incentive stock options" ("ISOs") and non-qualified stock options which do not so qualify ("NQSOs"). Unless otherwise designated by the Committee, Options granted under the Employee Option Plan will be ISOs, that will be exercisable at a price per Share equal to the fair market value of a Share on the date of the Option grant. In general, ISOs will be exercisable for a period of ten years after the date of grant, (or for a shorter period ending three months after the option holder's termination of employment for reasons other than death, disability or retirement or discharge for cause); one year after termination of employment due to death, disability or retirement; or immediately upon termination for cause. In no event may an Option be granted with an exercise price per Share that is less than the fair market value of a Share when the Option is granted, or for a term exceeding ten years from the date of grant.

         Upon the exercise of an Option, the Exercise Price must be paid in full. Payment may be made in cash or in such other consideration as the Committee deems appropriate, including, but not limited to, Shares already owned by the option holder or Shares to be acquired by the option holder upon exercise of the Option, provided that the delivery of Shares concurrently with the exercise of an Option does not violate Section 16(b) of the Exchange Act, or any rules or regulations promulgated thereunder.

         Currently, the Employee Option Plan requires that Options granted to Eligible Individuals become exercisable no more rapidly than ratably over a five-year period (with acceleration only upon death or disability) and would prohibit the accelerated vesting of Options upon retirement or a Change in Control (as such terms are defined in the Plan). As permitted by OTS ruling positions, Amendment No. 2 would eliminate these requirements, both with respect to outstanding Options and any Options that may be granted in the future. Pursuant to the Employee Option Plan, as amended by Amendment No. 2, upon a Change in Control or retirement of an Eligible Individual, all Options granted to such Individual that are outstanding as of the date of such Individual's retirement or a Change in Control will automatically become fully vested and exercisable. The amended Employee Option Plan also permits the Committee to establish a vesting schedule that is either more or less favorable than the five year vesting schedule to be applicable to an Option granted to an Eligible Individual under the Plan.

         Adjustments for Extraordinary Dividends. Under OTS ruling positions applicable to stock benefit plans established or implemented within one year after a mutual-to-stock conversion, any adjustment in the exercise price of outstanding Options to reflect the payment of any extraordinary dividend requires the prior approval of the OTS, and the OTS will not permit a cash payment in lieu of a price adjustment, unless plan provisions authorizing these actions are approved by shareholders at least one year after the mutual-to-stock conversion. Under applicable tax regulations, the adjustment of the exercise price of outstanding Options granted to certain executive officers of the Company may, in certain circumstances, cause the Company to lose the federal income tax deduction that would otherwise be available to it upon exercise of the Option. However, the making of a cash payment would not affect the availability of the deduction. Accordingly, the Employee Option Plan has been amended to permit the Committee, on a case-by-case, to authorize either a price adjustment or a cash payment to an option holder to reflect the payment of an extraordinary dividend. This provision provides the Committee with necessary flexibility to maximize the tax benefits available to the Company with respect to the Employee Option Plan.

TERMINATION OR AMENDMENT OF THE EMPLOYEE OPTION PLAN

         Unless sooner terminated, the Employee Option Plan will terminate automatically on the day preceding the tenth anniversary of the Effective Date of the Plan. The Board may suspend or terminate the Employee Option Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. In the event of any suspension or termination of the Employee Option Plan, all Options theretofore granted under the Employee Option Plan that are outstanding on the date of such suspension or termination of the Employee Option Plan will remain outstanding under the terms of the agreements granting such Options.

         The Board may amend or revise the Employee Option Plan in whole or in part at any time, but if the amendment or revision (i) materially increases the benefits accruing under the Employee Option Plan, (ii) materially increases the number of Shares which may be issued under the Employee Option Plan or (iii) materially modifies the requirements as to eligibility for Options under the Employee Option Plan, such amendment or revision will be subject to approval by the shareholders of the Company. Subject to the above provisions, the Board will also have broad authority to amend the Employee Option Plan to take into account changes in applicable financial institution, securities and tax laws and accounting standards, as well as other developments.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended only as a summary and does not purport to be a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of ISOs and NQSOs that may be granted under the Employee Option Plan and any descriptions of the provisions of any law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the discussion contained herein.

         There are no federal income tax consequences for the Company or the option holder at the time an ISO is granted or for the Company upon the exercise of an ISO. Upon the exercise of an ISO, the option holder does not recognize income for tax purposes but the difference between the fair market value of the Shares acquired upon exercise and the exercise price is an item of tax preference that may affect the option holder's liability for alternative minimum tax. If there is no sale or other disposition of the Shares acquired upon the exercise of an ISO within two years after the date the ISO was granted, or within one year after the exercise of the ISO, then at no time will any amount be deductible by the Company with respect to the ISO. If the option holder exercises an ISO and sells or otherwise disposes of the Shares so acquired after satisfying the foregoing holding period requirements, then he will realize a capital gain or loss on the sale or disposition. If the option holder exercises his ISO and sells or disposes of his Shares prior to satisfying the foregoing holding period requirements, then an amount equal to the difference between the amount realized upon the sale or other disposition of such Shares and the price paid for such Shares upon the exercise of the ISO will be includible in the ordinary income of such person, and such amount will ordinarily be deductible by the Company at the time it is includible in such person's income.

         With respect to the grant of NQSOs, there are no federal income tax consequences for the Company or the option holder at the date of the grant. Upon the exercise of a NQSO, an amount equal to the difference between the fair market value of the Shares to be purchased on the date of exercise and the aggregate purchase price of such Shares is generally includible in the ordinary income of the person exercising such NQSO, although such inclusion may be at a later date in the case of an option holder whose disposition of such Shares could result in liability under Section 16(b) of the Exchange Act. The Company will ordinarily be entitled to a deduction for federal income tax purposes at the time the option holder is taxed on the exercise of the NQSO equal to the amount which the option holder is required to include as ordinary income.

         The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Options that may be granted under the Employee Option Plan. State and local tax consequences may also be significant. PARTICIPANTS ARE ADVISED TO CONSULT WITH THEIR TAX ADVISOR AS TO THE TAX CONSEQUENCES OF THE EMPLOYEE OPTION PLAN.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF AMENDMENT NO. 2 TO THE TAPPAN ZEE FINANCIAL, INC. 1996 STOCK OPTION PLAN FOR OFFICERS AND EMPLOYEES.


                -------------------------------------------------

                                   PROPOSAL 3

                       APPROVAL OF AMENDMENT NO. 2 TO THE
                TAPPAN ZEE FINANCIAL, INC. 1996 STOCK OPTION PLAN
                              FOR OUTSIDE DIRECTORS

                -------------------------------------------------


GENERAL PLAN INFORMATION

         The Company's Board of Directors adopted the Tappan Zee Financial, Inc. 1996 Stock Option Plan For Outside Directors ("Outside Director Option Plan") on March 25, 1996, subject to approval by the shareholders, and the shareholders approved the Plan on July 10, 1996 ("Effective Date"). Pursuant to regulations of the OTS applicable to stock option plans established or implemented within one year following the completion of a mutual-to-stock conversion, the Outside Director Option Plan contained certain restrictions and limitations, including among others: provisions requiring the vesting of options granted to occur no more rapidly than ratably over a five year period; and the resultant prohibition against accelerated vesting of option grants upon retirement of the optionee or the occurrence of a Change in Control (as defined in the Outside Director Option
Plan) of the Company. In addition, OTS ruling positions may restrict the Company's ability to implement anti-dilutive provisions contained in the Outside Director Option Plan that would apply in the event that an extraordinary dividend, including a non-taxable return of capital, were to be paid to shareholders.

         OTS ruling positions permit the elimination of the provisions of the Outside Director Option Plan which reflect the restrictions and limitations described above, provided that shareholder approval therefor is obtained more than one year following the completion of the mutual-to-stock conversion. The Board of Directors has adopted amendments to the Outside Director Option Plan, subject to approval by shareholders of the Company, for the purpose of eliminating such restrictions and limitations (these changes to the Outside Director Option Plan are collectively referred to herein as "Amendment No. 2"). Amendment No. 2 does not increase the number of Shares reserved for issuance under the Plan, decrease the price per Share at which Options may be granted under the Outside Director Option Plan or alter the classes of individuals eligible to participate in the Outside Director Option Plan. In the event that Amendment No. 2 is not approved by shareholders at the Annual Meeting, Amendment No. 2 will not take effect, but the Outside

Director Option Plan will remain in effect. The principal provisions of the Outside Director Option Plan, as it would be amended by Amendment No. 2, are described below. The full text of the Amendment No. 2 is set forth as Appendix B to this Proxy Statement, to which reference is made, and the summary of Amendment No. 2 provided below is qualified in its entirety by such reference.

PURPOSE OF THE OUTSIDE DIRECTOR OPTION PLAN

         The purpose of the Outside Director Option Plan is to advance the interests of the Company and its shareholders by providing outside directors of the Company and its affiliates with an incentive to achieve corporate objectives and by attracting and retaining individuals of outstanding competence through the award of equity interests in the Company.

DESCRIPTION OF THE OUTSIDE DIRECTOR OPTION PLAN

         Administration. A Committee consisting of members of the Compensation Committee of the Board (or any successor committee) or such other committee as the Board may designate ("Committee") administers the Outside Director Option Plan. All stock options ("Options") granted under the Outside Director Option Plan are determined by automatic formula grant, thus the Committee has no discretion over such grants. However, subject to certain limitations and restrictions set forth in the Outside Director Option Plan, the Committee has the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations, if any relating to the Plan and to make all determinations necessary or advisable for the administration of the Option Plan. The costs and expenses of the Outside Director Option Plan are paid for by the Company and are not charged to the grant of any Option or to a director participating in the Plan.

         Stock Subject to the Outside Director Option Plan. The Company has reserved 48,600 Shares for issuance upon exercise of Options. Such Shares may be authorized and unissued shares or shares previously issued and reacquired by the Company. Any Shares subject to grants under the Outside Director Option Plan which expire or are terminated, forfeited or canceled without having been exercised or vested in full, shall again be available for purposes of the Outside Director Option Plan. As of May 31, 1997, the aggregate fair market value of the Shares reserved for issuance was $838,350, based on the closing sales price per share of Common Stock of $17.25 on the Nasdaq Stock Market as of such date.

         Eligibility. Members of the Board, or of the board of directors of the Bank, who are not employees of the Company or the Bank are eligible to participate in the Outside Director Option Plan as an "Eligible Director." As of May 31, 1997, there were five Eligible Directors participating in the Plan.

         Terms and Conditions of Options Granted to Outside Directors. On the effective date of the Outside Director Option Plan, each Eligible Director was granted a NQSO to purchase 8,100 Shares. These Options have an exercise price of $11.625 which equals the fair market value of a Share on the date the Options were granted. On the first anniversary of the grant date and continuing for each consecutive anniversary date occurring thereafter, each of the outstanding Options will become exercisable for 20% of the total number of Shares subject to the Option. All optioned Shares not previously purchased or available for purchase will become available for purchase, on the date of the optionee's death, disability, retirement or a Change in Control. The Outside Director Option Plan also provides for each newly elected Eligible Director to receive an Option to purchase 500 Shares upon joining the Board plus an additional 500 Shares each January thereafter, subject to the availability of the reserved Shares.

         All Options granted under the Outside Director Option Plan will be NQSOs. The Outside Director Option Plan requires the purchase price to be paid in full upon exercise of the Option. Payment may be made in cash or in such other consideration as the Committee deemed appropriate, including but not limited to, Shares already owned by the optionee or Shares to be acquired by the optionee upon the exercise of the Options, provided that the delivery of such Shares will not violate Section 16(b) of the Exchange Act or any rules or regulations promulgated thereunder.

         Currently, the Outside Director Option Plan requires that Options granted to Eligible Directors become exercisable no more rapidly than ratably over a five-year period (with accelerated vesting triggered only upon a Director's death or disability) and would prohibit the accelerated vesting of Options upon retirement or a Change in Control (as such terms are defined in the Plan). As permitted by OTS ruling positions, Amendment No. 2 would eliminate these requirements, both with respect to outstanding Options and any Options that may be granted in the future. Pursuant to the Outside Director Option Plan, as amended by Amendment No. 2, upon a Change in Control or retirement of an Eligible Director, all Options granted to such Director that are outstanding as of the date of such Director's retirement or a Change in Control will automatically become fully vested and exercisable.

         Adjustments for Extraordinary Dividends. Under OTS ruling positions applicable to stock benefit plans established or implemented within one year after a mutual-to-stock conversion, any adjustment in the exercise price of outstanding options to reflect the payment of any extraordinary dividend requires the prior approval of the OTS, and the OTS will not permit a cash payment in lieu of a price adjustment, unless plan provisions authorizing these actions are approved by shareholders at least one year after the mutual-to-stock conversion. Accordingly, the Outside Director Option Plan has been amended to permit the Committee, on a case-by-case, to authorize either a price adjustment or a cash payment to an option holder to reflect the payment of an extraordinary dividend.

TERMINATION OR AMENDMENT OF THE OUTSIDE DIRECTOR OPTION PLAN

         Unless sooner terminated, the Outside Director Option Plan will terminate automatically on the day preceding the tenth anniversary of the Effective Date of the Plan. The Board may suspend or terminate the Outside Director Option Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. In the event of any suspension or termination of the Outside Director Option Plan, all Options theretofore granted that are outstanding on the date of such suspension or termination of the Plan will remain outstanding under the terms of the agreements granting such Options.

         The Board may amend or revise the Outside Director Option Plan in whole or in part at any time, but if the amendment or revision (i) materially increases the benefits accruing under the Outside Director Option Plan, (ii) materially increases the number of Shares which may be issued under the Outside Director Option Plan or (iii) materially modifies the requirements as to eligibility for Options under the Outside Director Option Plan, such amendment or revision will be subject to approval by the shareholders of the Company. Subject to the above provisions, the Board will also have broad authority to amend the Outside Director Option Plan to take into account changes in applicable financial institution, securities and tax laws and accounting standards, as well as other developments.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended only as a summary and does not purport to be a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of NQSOs granted under the Outside Director Option Plan and any descriptions of the provisions of any law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the discussion contained herein.

         There are no federal income tax consequences for the Company or the option holder at the date of the grant of NQSOs. Upon the exercise of a NQSO, an amount equal to the difference between the fair market value of the Shares to be purchased on the date of exercise and the aggregate purchase price of such Shares is generally includible in the ordinary income of the person exercising such NQSO, although such inclusion may be at a later date in the case of an option holder whose disposition of such Shares could result in liability under
Section 16(b) of the Exchange Act. The Company will ordinarily be entitled to a deduction for federal income tax purposes at the time the option holder is taxed on the exercise of the NQSO equal to the amount which the option holder is required to include as ordinary income.

         The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Options granted under the Outside Director Option Plan. State and local tax consequences may also be significant. PARTICIPANTS ARE ADVISED TO CONSULT WITH THEIR TAX ADVISOR AS TO THE TAX CONSEQUENCES OF THE OUTSIDE DIRECTOR OPTION PLAN.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF AMENDMENT NO. 2 TO THE TAPPAN ZEE FINANCIAL, INC. 1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS.


                       -----------------------------------

                                   PROPOSAL 4

                       APPROVAL OF AMENDMENT NO. 2 TO THE
                           TAPPAN ZEE FINANCIAL, INC.
                       1996 RECOGNITION AND RETENTION PLAN
                           FOR OFFICERS AND EMPLOYEES

                       -----------------------------------


GENERAL PLAN INFORMATION

         The Company's Board of Directors adopted the Tappan Zee Financial, Inc. 1996 Recognition and Retention Plan for Officers and Employees ("Employee RRP" or "Plan") on March 25, 1996, subject to approval by the shareholders, and the shareholders approved the Plan on July 10, 1996 ("Effective Date"). Pursuant to regulations of the OTS applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion, the Employee RRP contained certain restrictions and limitations, including among others: provisions requiring the vesting of restricted stock awards to occur no more rapidly than ratably over a five year period; the resultant prohibition against accelerated vesting of restricted stock awards upon retirement of the award recipient or the occurrence of a Change of Control (as defined in the Employee RRP) of the Company; and a prohibition against the distribution of cash dividends to a participant prior to the vesting of the underlying stock award.

         OTS ruling positions permit the elimination of the provisions of the Employee RRP which reflect the restrictions and limitations described above, provided that shareholder approval therefor is obtained more than one year following the completion of the mutual-to-stock conversion. The Board of Directors has adopted amendments to the Employee RRP, subject to approval by shareholders of the Company, for the purpose of eliminating such restrictions and limitations (these changes to the Employee RRP are collectively referred to herein as "Amendment No. 2"). Amendment No. 2 does not increase the number of shares available for distribution under the Plan, change the Plan's eligibility requirements, or alter the types of restricted stock awards that may be made to participants in the Employee RRP. In the event that Amendment No. 2 is not approved by shareholders at the Annual Meeting, Amendment No. 2 will not take effect, but the Employee RRP will remain in effect. The principal provisions of the Employee RRP, as it would be amended by Amendment No. 2, are described below. The full text of the Amendment No. 2 is set forth as Appendix C to this Proxy Statement, to which reference is made, and the summary of Amendment No. 2 provided below is qualified in its entirety by such reference.

PURPOSE OF THE EMPLOYEE RRP

         The purpose of the Employee RRP is to advance the interest of the Company and its shareholders by providing current officers and employees of the Company and its affiliates with an incentive to achieve corporate objectives and by attracting and retaining officers and employees of outstanding competence through the award of equity interests in the Company.

DESCRIPTION OF THE EMPLOYEE RRP

         Administration. A Committee comprised of at least three directors of the Company, all qualifying as "disinterested directors" (as that term is defined under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder), who are not currently and have not at any time during the immediately preceding one-year period been an employee of the Company, the Bank or any affiliates administers the Employee RRP. The Committee determines, subject to the terms and conditions of the Employee RRP, described below, the officers and employees to whom restricted stock awards ("Awards") will be granted, the number of Shares subject to Awards, and all other terms of such Awards. Subject to certain specific limitations and restrictions set forth in the Employee RRP, the Committee has full and final authority to interpret the Employee RRP, to prescribe, amend and rescind rules and regulations, if any, relating to the Employee RRP and to make all determinations necessary or advisable for the administration of the Employee RRP. The costs and expenses of administering the Employee RRP will be borne by the Company and are not charged to any grant of an Award nor to any participating officer or employee.

         Stock Subject to the Employee RRP. The Company has established a trust ("Trust") to which it contributes, from time to time, amounts of money or property determined by the Board, in its discretion. Contributions by participants are not permitted. The trustee will generally invest the assets of the Trust in Shares and in such other investments including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Company, in such proportions as shall be determined by the Committee. However, in no event shall the assets of the Trust be used to purchase more than 45,360 Shares. As of May 31, 1997, the aggregate fair market value of the Shares authorized for the Employee RRP was $782,460, based on the closing sales prices per share of $17.25 on the Nasdaq Stock Market as of such date.

         Eligibility. Any employee of the Company (or a participating affiliate) who is selected by the Committee is eligible to participate in the Employee RRP as an "Eligible Individual." As of May 31, 1997, there were two Eligible Individuals participating in the Employee RRP.

         Terms and Conditions of Awards. The Committee may, in its discretion, grant Awards of restricted stock to Eligible Individuals. The Committee will determine at the time of the grant the number of Shares subject to an Award and the vesting schedule applicable to the Award and may, in its discretion, establish other terms and conditions applicable to the Award. Pursuant to the terms of the Employee RRP, Shares subject to Awards are held in the RRP Trust until vested. An individual to whom an Award is granted will be entitled to exercise voting rights. The Committee will exercise voting rights with respect to Shares in the Employee RRP Trust that have not been allocated as directed by the individuals eligible to participate in the Employee RRP, whether or not such individuals have been granted as Award. Shares covered by an Award will become vested in accordance with the terms of the Award and, as soon as practicable following such vesting, the trustee will transfer the Shares to the Award recipient.

         Currently the Employee RRP provides that unless the Committee determines to impose a less favorable vesting schedule, Shares covered by an Award will vest at the rate of 20% each year, with full vesting to occur after five years or upon the disability or death of the option holder. In addition, the Employee RRP currently provides for dividends declared and paid with respect to Shares subject to an outstanding Award to be retained in the RRP Trust until the Shares underlying the Award have vested. As permitted by OTS ruling positions, these restrictions on vesting and distribution of dividends may be removed through shareholder approval of Amendment No. 2 to the Employee RRP. Accordingly, pursuant to the Employee RRP, as amended by Amendment No. 2, all Shares covered by an outstanding Award will become 100% vested upon the death, disability or retirement of an Award recipient or a Change of Control of the Company. The amended Employee RRP also permits the Committee to establish a vesting schedule that is either more or less favorable than the five year vesting schedule to be applicable to an Award made to an Eligible Individual under the Plan. In addition, pursuant to the Employee RRP, as amended, the Committee may distribute cash payments representing dividends declared and paid on Shares, whether or not vested, covered by an Award held by a recipient under the Employee RRP.

TERMINATION OR AMENDMENT OF THE EMPLOYEE RRP

         The Board may suspend or terminate the Employee RRP in whole or in part at any time prior to the tenth anniversary of the Effective Date of the Employee RRP, by giving written notice of such suspension or termination to the Committee, but the Employee RRP may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Employee RRP, the trustee shall make distributions from the Trust in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Trust, if any, to the Company.

         The Board may amend or revise the Employee RRP in whole or in part at any time, but if the amendment or revision (i) materially increases the benefits accruing under the Employee RRP, (ii) materially increases the number of Shares which may be issued under the Employee RRP or (iii) materially modifies the requirements as to eligibility for Awards under the Employee RRP, such amendment or revision will be subject to approval by the shareholders of the Company. Subject to the above provisions, the Board will also have broad authority to amend the Employee RRP to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended only as a summary and does not purport to be a comprehensive description of the federal tax laws, regulations and policies affecting the company and recipients of Awards that may be granted under the Employee RRP. Any descriptions of the provisions of any law, regulation or policy contained herein are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the discussion contained herein. The Employee RRP does not constitute a qualified plan under Section 401(a) of the Code.

         The grant of an Award of Shares under the Employee RRP does not result in federal income tax consequences to either the Company or the Award recipient. Upon the vesting of an Award and distribution of the vested Shares, the Award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the Shares on the vesting date, and the Company will generally be allowed to claim a deduction, for compensation expense, in a like amount. To the extent that dividends are paid with respect to unvested Shares held under the Employee RRP and distributed to the Award recipient, such dividend amounts will likewise be includible in the ordinary income of the recipient and generally allowable as a deduction, for compensation expense to the Company. Dividends declared and paid with respect to vested Shares, as well as any gain or loss realized upon an Award recipient's disposition of the Shares, will be treated as dividend income and capital gain or loss, respectively, in the same manner for other shareholders.

         The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Awards that may be granted under the Employee RRP. State and local tax consequences may also be significant. PARTICIPANTS ARE ADVISED TO CONSULT WITH THEIR TAX ADVISOR AS TO THE CONSEQUENCES OF THE EMPLOYEE RRP.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT NO. 2 TO THE TAPPAN ZEE FINANCIAL, INC. 1996 RECOGNITION AND RETENTION PLAN FOR OFFICERS AND EMPLOYEES.

                       -----------------------------------

                                   PROPOSAL 5

                       APPROVAL OF AMENDMENT NO. 2 TO THE
                           TAPPAN ZEE FINANCIAL, INC.
                       1996 RECOGNITION AND RETENTION PLAN
                              FOR OUTSIDE DIRECTORS

                       -----------------------------------


GENERAL PLAN INFORMATION

         The Company's Board of Directors adopted the Tappan Zee Financial, Inc. 1996 Recognition and Retention Plan for Outside Directors ("Outside Director RRP" or "Plan") on March 25, 1996, subject to approval by the shareholders, and the shareholders approved the Plan on July 10, 1996 ("Effective Date"). Pursuant to regulations of the OTS applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion, the Outside Director RRP contained certain restrictions and limitations, including among others: provisions requiring the vesting of awards granted to occur no more rapidly than ratably over a five year period; the resultant prohibition against accelerated vesting of restricted stock awards upon retirement of the award recipient or the occurrence of a Change of Control (as defined in the Outside Director RRP) of the Company; and a prohibition against the distribution of cash dividends to a participant prior to the vesting of the underlying stock award.

         OTS ruling positions permit the elimination of the provisions of the Outside Director RRP which reflect the restrictions and limitations described above, provided that shareholder approval therefor is obtained more than one year following the completion of the mutual-to-stock conversion. The Board of Directors has adopted amendments to the Outside Director RRP, subject to approval by shareholders of the Company, for the purpose of eliminating such restrictions and limitations (these changes to the Outside Director RRP are collectively referred to herein as "Amendment No. 2"). Amendment No. 2 does not increase the number of shares available for distribution under the Plan, change the Plan's eligibility requirements or alter the types of restricted stock awards that may be made to participants in the Plan. In the event that Amendment No. 2 is not approved by shareholders at the Annual Meeting, Amendment No.2 will not take effect, but the Outside Director RRP will remain in effect. The principal provisions of the Outside Director RRP, as it would be amended by Amendment No. 2, are described below. The full text of the Amendment No. 2 is set forth as Appendix D to this Proxy Statement, to which reference is made, and the summary of Amendment No. 2 provided below is qualified in its entirety by such reference.

PURPOSE OF THE OUTSIDE DIRECTOR RRP

         The purpose of the Outside Director RRP is to advance the interest of the Company and its shareholders by providing outside directors of the Company and its affiliates with an incentive to achieve corporate objectives through the award of equity interests in the Company.

DESCRIPTION OF THE OUTSIDE DIRECTOR RRP

         Administration. A Committee consisting of members of the Compensation Committee of the Board (or any successor committee) or such other committee as the Board may designate ("Committee") administers the Outside Director RRP. All restricted stock awards ("Awards") granted under the Outside Director RRP are determined by automatic formula grant, thus the Committee has no discretion over such grants. However, subject to certain limitations and restrictions set forth in the Outside Director RRP, the Committee has the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations, if any relating to the Plan and to make all determinations necessary or advisable for the administration of the Outside Director RRP. The costs and expenses of administering the Outside Director RRP will be borne by the Company and are not charged to any grant of an Award nor to any participating Director.

         Stock Subject to the Outside Director RRP. The Company has established a trust ("Trust") to which it contributes, from time to time, amounts of money or property determined by the Board, in its discretion. Contributions by participants are not permitted. The trustee will generally invest the assets of the Trust in Shares and in such other investments including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Company, in such proportions as shall be determined by the Committee. However, in no event shall the assets of the Trust be used to purchase more than 19,440 Shares. As of May 31, 1997, the aggregate fair market value of the Shares authorized for the Outside Director RRP was $335,340, based on the closing sales prices per share of $17.25 on the Nasdaq Stock Market as of such date.

         Eligibility. Members of the Board, or of the board of directors of the Bank, who are not employees of the Company or the Bank are eligible to participate in the Outside Director RRP as an "Eligible Director." Former members of the Board continuing to serve the Company's Board in an advisory capacity and who have not received an Award under the Outside Director RRP are eligible to receive an Award as an "Eligible Director Emeritus." As of May 31, 1997, there were five Eligible Directors and three Eligible Directors Emeritus participating in the Outside Director RRP.

         Terms and Conditions of Awards. On the Effective Date of the Outside Director RRP, each Eligible Director was granted an Award of 3,240 Shares and each Eligible Director Emeritus was granted an Award of 1,080 Shares. A person who becomes an Eligible Director after the Effective Date of the Plan will receive an Award of 3,240 Shares which will be granted on the 15th day of the month following the month in which the person became an Eligible Director. In the event the number of Shares in the Outside Director RRP Trust is insufficient, each Eligible Director will be granted an Award for a pro-rated number of whole Shares based upon the number of available Shares. Eligible Directors are permitted to exercise voting rights with respect to Shares subject to an Award (whether or not vested) and the Committee will exercise voting rights with respect to Shares held in the Outside Director RRP Trust that have not been allocated as directed by the individuals eligible to participate in the Outside Director RRP, whether or not such individuals have been granted as Award. Shares covered by an Award will become vested in accordance with the terms of the Award and, as soon as practicable following such vesting, the trustee will transfer the Shares to the Award recipient.

         Currently the Outside Director RRP provides that Shares covered by an Award will vest at the rate of 20% each year, with full vesting to occur after five years or upon the Director's death or disability. In addition, the Outside Director RRP currently provides for dividends declared and paid with respect to Shares subject to an outstanding Award to be retained in the RRP Trust until the Shares underlying the Award have vested. As permitted by OTS ruling positions, these restrictions on vesting and distribution of dividends may be removed through shareholder approval of Amendment No. 2 to the Outside Director RRP. Accordingly, under the Outside Director RRP, as amended, if an Award recipient terminates service on the Board on account of his retirement or in the event a Change of Control of the Company occurs, any Shares covered by an outstanding Award made under the Outside Director RRP will become 100% vested as of the date of the Award recipient's termination of service or the effective date of such Change of Control in the same manner that such Shares would become vested in the event of the Director's death or disability. In addition, pursuant to the Outside Director RRP, as amended, the Committee may make immediate distributions to the Award recipient of cash payments representing any dividends declared and paid on the Shares covered by the Award.

TERMINATION OR AMENDMENT OF THE OUTSIDE DIRECTOR RRP

         The Board may suspend or terminate the Outside Director RRP in whole or in part at any time prior to the tenth anniversary of the Effective Date of the Outside Director RRP, by giving written notice of such suspension or termination to the Committee, but the Outside Director RRP may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Outside Director RRP, the trustee shall make distributions from the Trust in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Trust, if any, to the Company.

         The Board may amend or revise the Outside Director RRP in whole or in part at any time, but if the amendment or revision (i) materially increases the benefits accruing under the Outside Director RRP, (ii) materially increases the number of Shares which may be issued under the Outside Director RRP or (iii) materially modifies the requirements as to eligibility for Awards under the Outside Director RRP, such amendment or revision will be subject to approval by the shareholders of the Company. Subject to the above provisions, the Board will also have broad authority to amend the Outside Director RRP to take into account changes in applicable financial securities and tax laws and accounting standards, as well as other developments.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended only as a summary and does not purport to be a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of Awards that may be granted under the Outside Director RRP. Any descriptions of the provisions of any law, regulation or policy contained herein are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the discussion contained herein. The Outside Director RRP does not constitute a qualified plan under Section 401(a) of the Code.

         The grant of an Award of Shares under the Outside Director RRP does not result in federal income tax consequences to either the Company or the Award recipient. Upon the vesting of an Award and distribution of the vested Shares, the Award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occur, an amount equal to the fair market value of the Shares on the vesting date, and the Company will generally be allowed to claim a deduction, for compensation expense, in a like amount. To the extent that dividends are paid with respect to unvested Shares held under the Outside Director RRP and distributed to the Award recipient, such dividend amounts will likewise be includible in the ordinary income of the recipient and generally allowable as a deduction, for compensation expense to the Company. Dividends declared and paid with respect to vested Shares, as well as any gain or loss realized upon an Award recipient's disposition of the Shares, will be treated as dividend income and capital gain or loss, respectively, in the same manner for other shareholders.

         The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Awards that may be granted under the Outside Director RRP. State and local tax consequences may also be significant. PARTICIPANTS ARE ADVISED TO CONSULT WITH THEIR TAX ADVISOR AS TO THE CONSEQUENCES OF THE OUTSIDE DIRECTOR RRP.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT NO. 2 TO THE TAPPAN ZEE FINANCIAL, INC. 1996 RECOGNITION AND RETENTION PLAN FOR OUTSIDE DIRECTORS.

         The following table sets forth the Options and Awards granted under the Tappan Zee Financial, Inc. Stock Plans to the individuals and groups indicated for the fiscal year ended March 31, 1997. Shareholder approval of Amendments No. 2 to these Plans, described in more detail above, affects primarily the vesting of the Options and Awards granted pursuant to these Plans. The number of Options and Awards which have been, and will be granted, under these Plans will be unaffected by Amendments No. 2 to these Plans.

                                NEW PLAN BENEFITS
                     TAPPAN ZEE FINANCIAL, INC. STOCK PLANS

=================================================================================================================================
                                                Employee           Outside Director        Employee             Outside Director
          Name/Position                      Option Plan(1)          Option Plan(2)         RRP(3)                     RRP(4)
                                           --------------------------------------------------------------------------------------
                                              #       $ Value       #      $ Value       #       $ Value         #       $ Value
=================================================================================================================================
Stephen C. Byelick                         40,500          0         --        --      16,200     188,325         --           --
President and CEO
---------------------------------------------------------------------------------------------------------------------------------
Harry G. Murphy                            40,500          0         --        --      16,200     188,325         --           --
Vice President and Secretary
---------------------------------------------------------------------------------------------------------------------------------
All Executive Officers as a Group          81,000          0         --        --      32,400     376,650         --           --
---------------------------------------------------------------------------------------------------------------------------------
All Outside Directors as a Group              N/A        N/A     40,500         0         N/A         N/A     19,440      225,990
---------------------------------------------------------------------------------------------------------------------------------
All Non-Executive employees                    --         --        N/A       N/A          --          --        N/A          N/A
as a group
=================================================================================================================================

(1) The Exercise Price of the Options granted to Mr. Byelick and Mr. Murphy was $11.625 per Share which was the Fair Market Value of a Share on July 10, 1996, the date of grant. The dollar value of an Option on the grant date was $0, and the future value, if any, will be dependent on the price of a Share in the future. The Options granted to Mr. Byelick and Mr. Murphy will become exercisable in 20% increments on each anniversary of the grant date, with full vesting to occur on the fifth consecutive anniversary of the grant date or upon the earlier death or disability of the Option recipient. If approved by the Company's shareholders, Amendment No. 2 to the Employee Option Plan would provide for accelerated vesting to occur upon the "retirement" of the Option holder or a "Change in Control" of the Company, as such terms are defined in the Employee Option Plan.

(2) Each Eligible Outside Director received a non-qualified Option to purchase 8,100 Shares at an Exercise Price of $11.625 per Share, the Fair Market Value of a Share on July 10, 1996, the date all such Options were granted to the Directors, as shown in the table above. The dollar value of an Option on the grant date was $0, and the future value, if any, will be dependent on the price of a Share in the future. The Options granted to each Eligible Outside Director will become exercisable in 20% increments on each anniversary of the grant date, with full vesting to occur on the fifth consecutive anniversary of the grant date or upon the earlier death or disability of the Option recipient. If approved by the Company's shareholders, Amendment No. 2 to the Outside Director Option Plan would provide for accelerated vesting to occur upon the "retirement" of the Option holder or a "Change in Control" of the Company, as such terms are defined in the Outside Director Option Plan.

(3) Mr. Byelick and Mr. Murphy each received the Awards shown in the above table under the Employee RRP on July 10, 1996. The dollar value of these Awards has been calculated on the basis of the Fair Market Value of a Share on such date which was $11.625. Currently the Employee RRP provides for these Awards to vest in 20% increments, with full vesting to occur on the fifth consecutive anniversary of the date of grant or upon the earlier death or disability of the Award recipient. If approved by the shareholders, Amendment No. 2 to the Employee RRP would provide for accelerated vesting of these Awards to occur upon the "retirement" of the Award recipient or the date of a "Change in Control" of the Company, as such terms are defined in the Employee RRP.

(4) On July 10, 1996, each Eligible Outside Director received an Award of 3,240 Shares under the Outside Director RRP and each Eligible Director Emeritus received an Award of 1,080 Shares under this Plan. The dollar value of such Awards, shown in the table above, was calculated on the basis of $11.625 per Share, the Fair Market Value of a Share on the date these Awards were granted. Currently the Outside Director RRP provides for these Awards to vest in 20% increments, with full vesting to occur on the fifth consecutive anniversary of the date of grant or upon the earlier death or disability of the Award recipient. If approved by the shareholders, Amendment No. 2 to the Outside Director RRP would provide for accelerated vesting of these Awards to occur upon the "retirement" of the Award recipient or the date of a "Change in Control" of the Company, as such terms are defined in the Outside Director RRP.

               ---------------------------------------------------

                                   PROPOSAL 6

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

               ---------------------------------------------------

         The Board of Directors has appointed the firm of KPMG Peat Marwick LLP to act as independent auditors for the Company for the fiscal year ending March 31, 1998, subject to ratification of such appointment by the Company's shareholders.

         A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. No determination has been made as to what action the Board of Directors would take if the shareholders do not ratify the appointment.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF APPOINTMENT OF THE INDEPENDENT AUDITORS.



           -----------------------------------------------------------

                                   PROPOSAL 7

           AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION,
                TO DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER
                BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING,
                 AND ANY ADJOURNMENT THEREOF, INCLUDING, WITHOUT
                   LIMITATION, A MOTION TO ADJOURN THE MEETING

           -----------------------------------------------------------


         The Board is not aware of any other business that may properly come before the Annual Meeting. The Board seeks the authorization of the shareholders of the Company, in the event such matters come before the meeting, including, but not limited to, consideration of whether to postpone or adjourn the Annual Meeting once called to order, to direct the manner in which those shares represented at the Annual Meeting by proxies solicited pursuant to this Proxy Statement shall be voted as to such other matters. As to all such matters, the Board intends that it would direct the voting of such shares in the manner determined by the Board, in its discretion, and in the exercise of it duties and responsibilities, to be in the best interests of the Company and its shareholders, taken as a whole.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" AUTHORIZATION OF THE BOARD OF DIRECTORS OF TAPPAN ZEE FINANCIAL, INC., IN ITS DISCRETION, TO DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, AND ANY ADJOURNMENT THEREOF, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN THE MEETING.

                             ADDITIONAL INFORMATION

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

         Any shareholder proposal intended for inclusion in the Company's proxy statement and Proxy Card relating to the Company's 1998 Annual Meeting of shareholders must be received by the Company by March 2, 1998, pursuant to the proxy solicitation regulations of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R.
Section 240.14a-8 of the Rules and Regulations promulgated by the SEC under the Exchange Act.

NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting or to nominate any person for election to the Board of Directors. The shareholder must be a shareholder of record and have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or received by the Secretary not later than the following dates: (i) with respect to an annual meeting of shareholders, sixty (60) days in advance of such meeting if such meeting is to be held on a day which is within thirty (30) days preceding the anniversary of the previous year's annual meeting, or ninety (90) days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting; and (ii) with respect to an annual meeting of shareholders held at a time other than within the time periods set forth in the immediately preceding clause (i), the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to shareholders. Notice shall be deemed to first be given to shareholders when disclosure of such date of the meeting of shareholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A shareholder's notice to the Secretary shall set forth as to the matter the shareholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting or if a nomination for election as a director, the name, age, business and residence address and principal occupation or employment of such nominee, such nominee's written consent to serve as director, if elected, and such other information required by the proxy rules of the SEC; (b) the name and address of the shareholder proposing such business; (c) the class and number of shares of the Company which are owned of record by the shareholder and the dates upon which he or she acquired such shares; (d) the identification of any person employed, retained, or to be compensated by the shareholder submitting the proposal, or any person acting on his or her behalf, to make solicitations or recommendations to shareholders for the purpose of assisting in the passage of such proposal, and a brief description of the terms of such employment, retainer or arrangement for compensation; and (e) such other information regarding such proposal as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC or required to be delivered to the Company pursuant to the proxy rules of the Securities and Exchange Commission (whether or not the Company is then subject to such rules). Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card relating to an annual meeting any shareholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received.
See "Date For Submission of Shareholder Proposals."

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be brought before the shareholders at the 1997 Annual Meeting. See "Proposal 7."

         A copy of the 1997 Annual Report to shareholders, including the consolidated financial statements prepared in conformity with generally accepted accounting principles for the fiscal year ended March 31, 1997, accompanies this Proxy Statement. The consolidated financial statements have been audited by KPMG Peat Marwick LLP whose report appears in the Annual Report. The Company is required to file an Annual Report on Form 10-K with the SEC. Shareholders may obtain, free of charge, a copy of the Form 10-K (without exhibits) by writing to Harry G. Murphy, Vice President and Secretary, Tappan Zee Financial, Inc., 75 North Broadway, Tarrytown, New York 10591, or by calling (914) 631-0344.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        [facsimile signature]

                                        HARRY G. MURPHY
                                        SECRETARY

Tarrytown, New York
June 30, 1997


        TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING
                PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN
                       THE ACCOMPANYING PROXY CARD IN THE
                         POSTAGE-PAID ENVELOPE PROVIDED.

APPENDIX  A


                        TAPPAN ZEE FINANCIAL, INC. 1996
                               STOCK OPTION PLAN
                           FOR OFFICERS AND EMPLOYEES

                           (Adopted on March 25, 1996
                         Effective as of July 10, 1996)


                                   AMENDMENT



                   -------------------------------------------
                                 AMENDMENT NO. 2

                   DOCUMENT:              (TPW) NY02/1116493.1
                   DRAFT DATE:                   4/24/97

                   BOARD OF DIRECTORS
                   APPROVAL DATE:                4/28/97
                   -------------------------------------------




1. Article IV - Effective as of July 11, 1997, the proviso appearing at the end of section 4.9(c) shall be amended and restated in its entirety to read as follows:

         provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death, Disability or Retirement or upon the date of a Change in Control of the Company; and provided, further, that the Committee, in its discretion, may establish a different vesting schedule in a particular case or as a matter of policy;

2. Article V - Effective as of July 11, 1997, section 5.3(b) shall be amended by changing the period at the end thereof to a semi-colon and then adding the following proviso immediately thereafter to read as follows:

         and provided, further, that prior to July 11, 1997, the payments provided for under this section 5.3(b) shall only apply to outstanding Options that have vested as of the effective date of such merger, consolidation or other business reorganization of the Company.

APPENDIX  B

                         TAPPAN ZEE FINANCIAL, INC. 1996
                                STOCK OPTION PLAN
                              FOR OUTSIDE DIRECTORS

                           (Adopted on March 25, 1996
                         Effective as of July 10, 1996)


                                    AMENDMENT


                   -------------------------------------------
                                 AMENDMENT NO. 2

                   DOCUMENT:              (TPW) NY02/1116492.1
                   DRAFT DATE:                   4/24/97


                   BOARD OF DIRECTORS
                   APPROVAL DATE:                4/28/97
                   -------------------------------------------



1. Article IV - Effective as of July 11, 1997, the proviso appearing at the end of section 4.4(b) shall be amended and restated in its entirety to read as follows:

         provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death, Disability or Retirement or upon the date of a Change in Control of the Company.

2. Article V - Effective as of July 11, 1997, section 5.3(b) shall be amended by changing the period at the end thereof to a semi-colon and then adding the following proviso immediately thereafter to read as follows:

         and provided, further, that prior to July 11, 1997, the payments provided for under this section 5.3(b) shall only apply to outstanding Options that have vested as of the effective date of such merger, consolidation or other business reorganization of the Company.

APPENDIX C

                         RECOGNITION AND RETENTION PLAN
                          FOR OFFICERS AND EMPLOYEES OF
                           TAPPAN ZEE FINANCIAL, INC.

                           (Adopted on March 25, 1996
                         Effective as of July 10, 1996)


                                    AMENDMENT


                   -------------------------------------------
                                 AMENDMENT NO. 2

                   DOCUMENT:              (TPW) NY02/1116496.1
                   DRAFT DATE:                   4/24/97


                   BOARD OF DIRECTORS
                   APPROVAL DATE:                4/28/97
                   -------------------------------------------


1. Article II - Effective as of July 11, 1997, Article II shall be amended by adding the following new section 2.18 "Retirement" immediately after section
2.17 appearing therein and redesignating all remaining sections of Article II and all cross-references thereto accordingly. Section 2.18 shall read in its entirety as follows:

                  SECTION 2.18 RETIREMENT means retirement at the normal or early retirement date as set forth in any tax-qualified retirement plan of the Bank.

2. Article V - Effective as of July 11, 1997, the first sentence of section 5.4(a) shall be amended by changing the period at the end thereof to a semi-colon and then adding the following proviso immediately thereafter to read as follows:

         provided, however, effective as of July 11, 1997, any such dividends or distributions declared and paid shall be promptly distributed to such Eligible Employee.

3. Article V - Effective as of July 11, 1997, the proviso appearing at the end of section 5.7(a)(iii) shall be amended and restated in its entirety to read as follows:

         provided, however, that such an Award shall become fully vested on the date of the Award holder's death, Disability, or Retirement or upon the date of a Change of Control of the Company; and provided, further, that the Committee, in its discretion, may establish a different vesting schedule in a particular case or as a matter or policy.

4. Article VI - Effective as of July 11, 1997, the proviso appearing at the end of section 6.1 shall be amended and restated in its entirety to read as follows:

         provided, however, that such an Award shall become fully vested on the date of the Award holder's death, Disability, or Retirement or upon the date of a Change of Control of the Company; and provided, further, that the Committee, in its discretion, may establish a different vesting schedule in a particular case or as a matter or policy.

APPENDIX  D

                         RECOGNITION AND RETENTION PLAN
                            FOR OUTSIDE DIRECTORS OF
                           TAPPAN ZEE FINANCIAL, INC.

                           (Adopted on March 25, 1996
                         Effective as of July 10, 1996)


                                    AMENDMENT


                   -------------------------------------------
                                 AMENDMENT NO. 2

                   DOCUMENT:              (TPW) NY02/1116495.1
                   DRAFT DATE:                    4/24/97


                   BOARD OF DIRECTORS
                   APPROVAL DATE:                 4/28/97
                   -------------------------------------------



1. Article II - Effective as of July 11, 1997, Article II shall be amended by adding the following new section 2.18 "Retirement" immediately after section
2.17 appearing therein and redesignating all remaining sections of Article II and all cross-references thereto accordingly. Section 2.18 shall read in its entirety as follows:

                  SECTION 2.18 RETIREMENT means retirement at the normal or early retirement date as set forth in any tax-qualified retirement plan of the Bank.

2. Article V - Effective as of July 11, 1997, the first sentence of section 5.3(a) shall be amended by changing the period at the end thereof to a semi-colon and then adding the following proviso immediately thereafter to read as follows:

         provided, however, effective as of July 11, 1997, any such dividends or distributions declared and paid shall be promptly distributed to such Eligible Director.

3. Article V - Effective as of July 11, 1997, the proviso appearing at the end of section 5.6(a)(ii) shall be amended and restated in its entirety to read as follows:

         provided, however, that such an Award shall become fully vested on the date of the Award holder's death, Disability, or Retirement or upon the date of a Change of Control of the Company.

4. Article VI - Effective as of July 11, 1997, the last proviso appearing at the end of section 6.1 shall be amended and restated in its entirety to read as follows:

         and provided, further, an Award shall become 100% vested upon the death, Disability, or Retirement of the Award recipient or upon the date of a Change of Control of the Company.

                                   REVOCABLE PROXY


                             TAPPAN ZEE FINANCIAL, INC.
                                  75 NORTH BROADWAY
                              TARRYTOWN, NEW YORK 10591

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             TAPPAN ZEE FINANCIAL, INC.
         FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 6, 1997

        The undersigned shareholder of Tappan Zee Financial, Inc. hereby appoints Kevin J. Plunkett, Paul R. Wheatley, Stephen C. Byelick and John T. Cooney, or any of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Tappan Zee Financial, Inc. held of record by the undersigned on June 20, 1997, at the 1997 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 5:15 p.m., local time, on August 6, 1997, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSALS LISTED IN ITEMS 2, 3, 4, 5, 6 AND 7.


              PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
                  AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
                                FOLD AND DETACH HERE

THE BOARD OF THE DIRECTORS UNANIMOUSLY RECOMMENDS A     PLEASE MARK
VOTE "FOR" ALL OF THE NOMINEES NAMED IN ITEM 1 AND      YOUR VOTES AS
A VOTE "FOR" EACH OF THE PROPOSALS IN ITEMS 2, 3, 4,    INDICATED IN    [ X ]
5, 6 AND 7.                                             THIS EXAMPLE.

                                                                   FOR All nominees (except                    WITHHOLD
                                                                    as otherwise indicated)                  for all nominees

1. Election of Directors for terms of three years each.                         [  ]                             [   ]

Nominees: Gerald L. Logan and Harry G. Murphy

Instructions: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee's name in the space provided:

______________________________________________________________

                                                                                FOR             AGAINST         ABSTAIN


2. Approval of Amendment No. 2 to the Tappan Zee Financial,
   Inc. 1996 Stock Option Plan for Officers and Employees.                      [  ]            [  ]            [  ]

3. Approval of Amendment No. 2 to the Tappan Zee Financial,
   Inc. 1996 Stock Option Plan for Outside Directors.                           [  ]            [  ]            [  ]

4. Approval of Amendment No. 2 to the Tappan Zee Financial, Inc.
   1996 Recognition and Retention Plan for Officers and Employees.              [  ]            [  ]            [  ]

5. Approval of Amendment No. 2 to the Tappan Zee Financial, Inc.
   1996 Recognition and Retention Plan for Outside Directors.                   [  ]            [  ]            [  ]

6. Ratification of the appointment of KPMG Peat Marwick LLP as
   independent auditors for the fiscal year ending March 31, 1996.              [  ]            [  ]            [  ]

7. Authorization of the Board of Directors in its discretion, to direct the vote of proxies upon such other business as may properly come before the meeting and any adjournment thereof, including, without
   limitation, a motion to adjourn the meeting.                                 [  ]            [  ]            [  ]


                           I will attend the Annual Meeting        [  ]

                           The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement for the Annual Meeting.

                           ____________________________________________________

                           ____________________________________________________
                           Signature(s)

                           Dated: _______________________________________, 1997

                           Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee, or guardian, please include your full title. Corporate or partnership proxy should be signed by an authorized officer.

________________________________________________________________________________

                           -- FOLD AND DETACH HERE --

                   [Letterhead of Tappan Zee Financial, Inc.]



                                                                June 30, 1997

TO: ALL EMPLOYEE STOCK OWNERSHIP PLAN (THE "ESOP") PARTICIPANTS

Re: Annual Meeting of Shareholders to be held on August 6, 1997

Dear Participants:

        As you know, when Tarrytowns Bank, FSB ("Bank") completed its stock conversion in 1995, its parent company, Tappan Zee Financial, Inc. ("Company"), established a new benefit plan and trust for the benefit of eligible employees of the Company and the Bank. This Plan is known as the "Employee Stock Ownership Plan of Tappan Zee Financial, Inc. and Certain Affiliates" or "ESOP." Shares of the Company's common stock ("Shares") are purchased by the ESOP, held in trust by its trustee, Marine Midland Bank, ("ESOP Trustee"), and then allocated to the accounts of ESOP participants over a period of years. The ESOP allows its participants (including any former participants and beneficiaries) to have certain voting rights at the Company's shareholder meetings with respect to the Shares held by the ESOP Trustee.

        Accordingly, in connection with the Annual Meeting of Shareholders of Tappan Zee Financial, Inc. to be held on August 6, 1997, enclosed are the following documents:

        1. Confidential Voting Instruction card;
        2. Proxy Statement dated June 30, 1997, including a Notice of Annual Meeting of Shareholders;
        3. 1997 Annual Report to Shareholders; and
        4. a postage-paid return envelope addressed to the ESOP Trustee, Marine Midland Bank.

        As a participant in the ESOP, you have the right to direct the ESOP Trustee how to vote the Shares held by the ESOP as of June 20, 1997, the record date for the Annual Meeting ("Record Date"), on the proposals to be voted by the Company's shareholders. Your rights will vary depending on whether the matter being voted on is an "Anticipated Proposal" or an "Unanticipated Proposal."

ANTICIPATED PROPOSALS.

        Each participant has the right to instruct the ESOP Trustee how to vote the Shares in his or her ESOP account as of the Record Date. In general, the ESOP Trustee will vote the Shares in your ESOP account by casting votes FOR and AGAINST each proposal as you specify on the Confidential Voting Instruction accompanying this letter. The number of Shares in your ESOP account is shown on the enclosed Confidential Voting Instruction card.

        If you do not direct the ESOP Trustee how to vote the Shares in your ESOP account, the ESOP Trustee will, to the extent consistent with its fiduciary duties, vote your Shares in a manner calculated to most accurately reflect the instructions received from other participants. The same is true of Shares not yet placed in anyone's ESOP account. The ESOP Trustee's fiduciary duties require it to vote any Shares for which it receives no voting instructions, as well as any Shares not yet given to participants, in a manner determined to be prudent and solely in the interest of the participants and beneficiaries.

UNANTICIPATED PROPOSALS.

        It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction card will be presented for shareholder action at the 1997 Annual Meeting of Shareholders. If this should happen, the ESOP Trustee will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

        Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the ESOP Trustee. You should then seal the card in the enclosed envelope and return it directly to the ESOP Trustee. The Confidential Voting Instruction Card must be received by the ESOP Trustee no later than July 25, 1997.

        PLEASE NOTE THAT THE VOTING INSTRUCTIONS OF INDIVIDUAL PARTICIPANTS ARE TO BE KEPT CONFIDENTIAL BY THE ESOP TRUSTEE, WHO HAS BEEN INSTRUCTED NOT TO DISCLOSE THEM TO ANYONE AT THE BANK OR THE COMPANY.


                                                Very truly yours,


                                                THE COMPENSATION COMMITTEE OF
                                                TAPPAN ZEE FINANCIAL, INC.

Enclosure

                                        [FRONT]


                               TAPPAN ZEE FINANCIAL, INC.

                            CONFIDENTIAL VOTING INSTRUCTION

                        SOLICITED BY THE COMPENSATION COMMITTEE
                             OF TAPPAN ZEE FINANCIAL, INC.
                         FOR THE EMPLOYEE STOCK OWNERSHIP PLAN
                  OF TAPPAN ZEE FINANCIAL, INC. AND CERTAIN AFFILIATES


        The undersigned participant, former participant or beneficiary of a deceased former participant in the Employee Stock Ownership Plan of Tappan Zee Financial, Inc. and Certain Affiliates (the "ESOP") hereby provides the voting instructions specified to the Trustee of the ESOP (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Tappan Zee Financial, Inc. that are held by the Trustee, in its capacity as Trustee, as of June 20, 1997 at the Annual Meeting of Shareholders of Tappan Zee Financial, Inc. to be held on August 6, 1997, and at any adjournment or postponement thereof.

        As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated June 30, 1997, the Trustees will vote the common stock of Tappan Zee Financial, Inc. held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated June 30, 1997.

        (CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.)

                                     [BACK]

        THE BOARD OF DIRECTORS OF TAPPAN ZEE FINANCIAL, INC. RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND A VOTE "FOR" PROPOSALS NO. 2, NO. 3, NO. 4, NO. 5, AND NO. 6. IF THIS CONFIDENTIAL VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THE ESOP SHARES ALLOCATED TO YOUR ACCOUNT WILL BE VOTED "FOR" ALL NOMINEES IN PROPOSAL NO. 1, AND "FOR" PROPOSALS NO. 2, NO. 3, NO. 4, NO. 5, OR NO. 6. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF TAPPAN ZEE FINANCIAL, INC. OR TARRYTOWNS BANK, FSB.

                                                                                          Please mark your
                                                                                          votes like this
-------------------        ---------------------------------
NAME OF PARTICIPANT        ESOP SHARES (AS OF JUNE 20, 1997)                                    [X]
------------------------------------------------------------------------------------------------------------------------------------
1.  The election of nominees Gerald L. Logan and Harry G. Murphy as
    directors for terms of three years each.                                   FOR                                 WITHHOLD
                                                                           all nominees                       as to all nominees
                                                                               [ ]                                   [ ]
TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
NOMINEE'S NAME IN THE SPACE PROVIDED:
                                     --------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                               FOR            AGAINST              ABSTAIN
2.  The approval of Amendment No. 2 to the Tappan Zee Financial, Inc.
    1996 Stock Option Plan for Officers and Employees.                         [ ]              [ ]                  [ ]
------------------------------------------------------------------------------------------------------------------------------------
3.  The approval of Amendment No. 2 to the Tappan Zee Financial, Inc.
    1996 Stock Option Plan for Outside Directors.                              [ ]              [ ]                  [ ]
------------------------------------------------------------------------------------------------------------------------------------
4.  The approval of Amendment No. 2 to the Tappan Zee Financial, Inc.
    1996 Recognition and Retention Plan for Officers and Employees.            [ ]              [ ]                  [ ]
------------------------------------------------------------------------------------------------------------------------------------
5.  The approval of Amendment No. 2 to the Tappan Zee Financial, Inc.
    1996 Recognition and Retention Plan for Outside Directors.                 [ ]              [ ]                  [ ]
------------------------------------------------------------------------------------------------------------------------------------
6.  The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of Tappan Zee Financial, Inc. for the fiscal
    year ending March 31, 1998.                                                [ ]              [ ]                  [ ]
------------------------------------------------------------------------------------------------------------------------------------

        In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustees.

        All proposals listed above in this Confidential Voting Instruction were proposed by Tappan Zee Financial, Inc.

        The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Notice of Annual Meeting of Shareholders of Tappan Zee Financial, Inc., a Proxy Statement dated June 30, 1997 for the Annual Meeting and a 1996 Annual Report to Shareholders.

        PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR CONFIDENTIAL VOTING INSTRUCTION MUST BE RECEIVED NO LATER THAN JULY 25, 1997.

                                Date
                                ------------------------------------------------

                                Signature
                                ------------------------------------------------
                                Signature of participant, former participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.